As filed with the  Securities  and Exchange  Commission on July 31, 1997.

                                                   1933 Act File No. 33-65572
                                                   1940 Act File No. 811-7852


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 6
                                                     ---


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                 Amendment No. 7
                                              ---


                            USAA STATE TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                 9800 FREDERICKSBURG RD., SAN ANTONIO, TX 78288
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0600

                          Michael D. Wagner, Secretary
                         USAA STATE TAX-FREE TRUST 9800
                               Fredericksburg Rd.
                           SAN ANTONIO, TX 78288-0227
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485


___  immediately upon filing pursuant to paragraph (b)
_x_  on August 1, 1997 pursuant to paragraph (b)
___  60 days after  filing  pursuant to  paragraph  (a)(1)
___  on (date)  pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2


The Registrant has heretofore registered an indefinite number of shares of the Florida Tax-Free Income Fund, Florida Tax-Free Money Market Fund, Texas Tax-Free Income Fund, and Texas Tax-Free Money Market Fund pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 notice for the Florida Tax-Free Income Fund, Florida Tax-Free Money Market Fund, Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund for the fiscal year ended March 31, 1997 on May 27, 1997.


                          Exhibit Index on Page 117-118

                            USAA STATE TAX-FREE TRUST

                              CROSS REFERENCE SHEET

                                     PART A


FORM N-1A ITEM NO.                                      SECTION IN PROSPECTUS

1.  Cover Page.......................................  Same

2.  Synopsis.........................................  Fees and Expenses

3.  Condensed Financial
       Information...................................  Financial Highlights
                                                       Performance Information

4.  General Description
       of Registrant.................................  Investment Objectives
                                                         and Policies
                                                       Other Investment
                                                         Information
                                                       Description of Shares

5.  Management of the Fund...........................  Management of the Trust
                                                       Service Providers

6.  Capital Stock and Other
       Securities....................................  Dividends, Distributions
                                                        and Taxes
                                                       Description of Shares

7.  Purchase of Securities
       Being Offered.................................   Purchase of Shares
                                                        Conditions of Purchase
                                                         and Redemption
                                                        Exchanges
                                                        Other Services
                                                        Share Price Calculation

8.  Redemption or Repurchase.........................  Redemption of Shares
                                                       Conditions of Purchase
                                                         and Redemption
                                                       Exchanges
                                                       Other Services

9.  Legal Proceedings................................  Not Applicable

                            USAA STATE TAX-FREE TRUST

                              CROSS REFERENCE SHEET

                                     PART B


FORM N-1A ITEM NO.                                      SECTION IN STATEMENT OF
                                                        ADDITIONAL INFORMATION

10.  Cover Page......................................   Same

11.  Table of Contents...............................   Same

12.  General Information and
        History......................................   Not Applicable

13.  Investment Objectives
        and Policies.................................   Investment Policies
                                                        Investment Restrictions
                                                        Special Risk
                                                          Considerations
                                                        Portfolio Transactions

14.  Management of the
        Registrant...................................   Trustees and Officers of
                                                          the Trust

15.  Control Persons and
        Principal Holders
        of Securities................................   Trustees and Officers of
                                                          the Trust

16.  Investment Advisory and
        Other Services...............................   Trustees and Officers of
                                                          the Trust
                                                        The Trust's Manager
                                                        General Information

17.  Brokerage Allocation and
        Other Practices..............................   Portfolio Transactions

18.  Capital Stock and Other
        Securities...................................   Further Description of
                                                          Shares

19.  Purchase, Redemption and
        Pricing of Securities
        Being Offered................................   Valuation of Securities
                                                        Additional Information
                                                          Regarding Redemption
                                                          of Shares
                                                        Investment Plans

20.  Tax Status......................................   Certain Federal Income
                                                         Tax Considerations
                                                        Florida Taxation
                                                         (Florida Funds
                                                         Statement of Additional
                                                         Information only)

21.  Underwriters....................................   The Trust's Manager

22.  Calculation of Performance
        Data.........................................   Calculation of
                                                         Performance Data

23.  Financial Statements............................   General Information

                                     PART A



                              Prospectuses for the

             Florida Tax-Free Income, Florida Tax-Free Money Market, Texas Tax-Free Income and Texas Tax-Free Money Market Funds

                               are included herein

                                     Part A




                               Prospectus for the

                        Florida Tax-Free Income Fund and
                       Florida Tax-Free Money Market Fund

                               USAA FLORIDA FUNDS
                            AUGUST 1, 1997 PROSPECTUS


USAA FLORIDA TAX-FREE INCOME FUND and USAA FLORIDA TAX-FREE MONEY MARKET FUND (collectively, the Funds or the Florida Funds) are two of four no-load mutual funds offered by USAA State Tax-Free Trust (the Trust). The Funds are managed by USAA Investment Management Company (the Manager).

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?
     The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.
     The FLORIDA TAX-FREE INCOME FUND invests primarily in long-term high grade Florida tax-exempt securities. The Fund's average portfolio maturity is not restricted, but is expected to be greater than 10 years.
Page 9.
     The FLORIDA TAX-FREE MONEY MARKET FUND invests in high quality Florida tax-exempt securities with maturities of 397 days or less. The Manager will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value per share of $1.00. Page 9.

HOW DO YOU BUY?
     Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail, in person, or in certain instances, by telephone. Page 13.

HOW DO YOU SELL?
     You may redeem Fund shares by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 15.

     Shares of the Florida Funds are authorized for sale only to residents of the State of Florida. The delivery of this Prospectus shall not constitute an offer in any state in which shares of the Florida Funds may not lawfully be made.

     SHARES OF THE USAA FLORIDA FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, THE USAA FEDERAL SAVINGS BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Trust and the Florida Funds that you should know before investing.


     If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the most recent financial report and/or the Funds' Statement of Additional Information (SAI), dated August 1, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus (meaning it is legally a part of the Prospectus).


--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE FLORIDA TAX-FREE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THIS FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

                                                               PAGE
                                  SUMMARY DATA
Fees and Expenses..............................................  3
Financial Highlights...........................................  4
Performance Information........................................  6

                               USING MUTUAL FUNDS
USAA Family of No-Load Mutual Funds............................  7
Using Mutual Funds in an Investment Program....................  8

                        INVESTMENT PORTFOLIO INFORMATION
Investment Objectives and Policies.............................  9
   Florida Tax-Free Income Fund................................  9
   Florida Tax-Free Money Market Fund..........................  9
Other Investment Information................................... 10

                             SHAREHOLDER INFORMATION
Purchase of Shares............................................. 13
Redemption of Shares........................................... 15
Conditions of Purchase and Redemption.......................... 17
Exchanges...................................................... 18
Other Services................................................. 18
Share Price Calculation........................................ 19
Dividends, Distributions and Taxes............................. 20
Management of the Trust........................................ 22
Description of Shares.......................................... 23
Service Providers.............................................. 24
Telephone Assistance Numbers................................... 24
--------------------------------------------------------------------------------

                                FEES AND EXPENSES


The following summary,  which is based on actual expenses and average net assets
(ANA) of each Fund for the year ended March 31, 1997, is provided to assist you in understanding the expenses you will bear directly or indirectly as a Fund investor.


SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO EACH FUND)
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases........................................    None
Sales Load Imposed on Reinvested Dividends.............................    None
Deferred Sales Load....................................................    None
Redemption Fee*........................................................    None
Exchange Fee...........................................................    None



ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF ANA)
--------------------------------------------------------------------------------

                                                         FLORIDA      FLORIDA
                                                         TAX-FREE     TAX-FREE
                                                          INCOME    MONEY MARKET
                                                           FUND         FUND

Management Fees, net of reimbursements.................       .32%        .32%
12b-1 Fees.............................................       None        None
Other Expenses, net of reimbursements
    Transfer Agent Fees**..............................    .06%      .06%
    Custodian Fees.....................................    .06%      .06%
    All Other Expenses.................................    .06%      .06%
                                                           ---       ---
Total Other Expenses...................................       .18%        .18%
                                                              ---         ---
Total Fund Operating Expenses, net of reimbursements...       .50%        .50%
                                                              ===         ===
-------------
   * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See REDEMPTION OF SHARES - BANK WIRE.
  ** The Funds pay USAA Shareholder Account Services an annual fixed fee per account for its services. See TRANSFER AGENT in the SAI, page 15.

     During the year, the Manager voluntarily limited each Fund's annual expenses to .50% of its ANA and reimbursed the Funds for all expenses in excess of the limitation. The Management Fees, Other Expenses, and Total Fund Operating Expenses reflect all such expense reimbursements by the Manager. Absent such reimbursements, the amount of the Management Fees, Other Expenses, and Total Fund Operating Expenses as a percentage of ANA for each of the Funds would have been as follows: Florida Tax-Free Income Fund, .39%, .18%, and .57%; and Florida Tax-Free Money Market Fund, .39%, .18%, and .57%. The Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1998, to
 .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.


EXAMPLE OF EFFECT OF FUND EXPENSES
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment in one of the Funds below, assuming (1) 5% annual return and (2) redemption at the end of the periods shown:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                             ------  -------  -------  --------

Florida Tax-Free Income Fund ..............    $ 5    $  16    $ 28      $ 63
Florida Tax-Free Money Market Fund ........    $ 5    $  16    $ 28      $ 63

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The following per share operating performance for a share outstanding throughout each period in the four-year period ended March 31, 1997, has been audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the Funds' financial statements for the year ended March 31, 1997, and the auditors' report thereon, that appear in the Funds' Annual Report. Further performance information is contained in the Annual Report and is available upon request without charge.

FLORIDA TAX-FREE INCOME FUND:

                                                    YEAR ENDED MARCH 31,
                                                  -------------------
                                      1997          1996         1995         1994*
                                      ----          ----         ----         -----

Net asset value at
   beginning of period            $    9.26      $   9.09       $  8.98      $ 10.00
Net investment income                   .52           .52           .49          .21
Net realized and
   unrealized gain (loss)               .07           .17           .11        (1.02)
Distributions from net
   investment income                   (.52)         (.52)         (.49)        (.21)
                                  ---------      --------      --------      -------
Net asset value at
   end of period                  $    9.33      $   9.26       $  9.09      $  8.98
                                  =========      ========       =======      =======
Total return (%)**                     6.51          7.66          7.01        (8.22)
Net assets at end of
   period (000)                   $  95,483       $69,079       $42,891      $24,948
Ratio of expenses to
   average net assets (%)               .50(a)        .50(a)        .50(a)       .50(a)(b)
Ratio of net investment
   income to average net
   assets (%)                          5.57(a)       5.52(a)       5.59(a)      4.63(a)(b)
Portfolio turnover (%)                44.75         88.20         71.76       284.11


--------------
   * Fund commenced operations October 1, 1993.
  ** Assumes reinvestment of all dividend income and capital gains distributions during the period.
 (a) Based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements, the Fund's ratios would have been:

                                             YEAR ENDED MARCH 31,
                                             --------------------
                                     1997       1996         1995         1994*
                                     ----       ----         ----         ----
Ratio of expenses to
   average net assets (%)             .57        .67          .81        1.33(b)
Ratio of net investment income
   to average net assets (%)         5.50       5.35         5.28        3.80(b)

 (b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                           FINANCIAL HIGHLIGHTS CONT.



FLORIDA TAX-FREE MONEY MARKET FUND:

                                                   YEAR ENDED MARCH 31,
                                                   --------------------
                                      1997          1996          1995        1994*
                                      ----          ----          ----        -----
Net asset value at
   beginning of period              $   1.00       $  1.00      $  1.00      $  1.00
Net investment income                    .03           .03          .03          .01
Distributions from net
   investment income                    (.03)         (.03)        (.03)        (.01)
                                     -------       -------      -------      -------
Net asset value at
   end of period                     $  1.00       $  1.00      $  1.00      $  1.00
                                     =======       =======      =======      =======
Total return (%)**                      3.20          3.51         2.86          .96
Net assets at end of
   period (000)                      $87,053       $71,224      $52,225      $29,877
Ratio of expenses to
   average net assets (%)                .50(a)        .50(a)       .50(a)       .50(a)(b)
Ratio of net investment
   income to average net
   assets (%)                           3.15(a)       3.45(a)      2.97(a)      1.98(a)(b)

--------------
  * Fund commenced operations October 1, 1993.
 ** Assumes reinvestment of all dividend income distributions during the period.
(a) Based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements, the Fund's ratios would have been:

                                           YEAR ENDED MARCH 31,
                                           --------------------
                                   1997        1996        1995        1994*
                                   ----        ----        ----        -----
Ratio of expenses to
   average net assets (%)           .57         .64         .72         1.11(b)
Ratio of net investment income
   to average net assets (%)       3.08        3.31        2.75         1.37(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                             PERFORMANCE INFORMATION

Performance information should be considered in light of each Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of either Fund.
     The Trust may quote a Fund's total return or yield in advertisements and reports to shareholders or prospective investors. A Fund's performance may also be compared to that of other mutual funds with similar investment objectives and relevant indexes that are referenced in APPENDIX B to the SAI. Standard total return and yield results reported by the Funds do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     Further information concerning yield and total return is included in the Trust's SAI.

TOTAL RETURN - FLORIDA TAX-FREE INCOME FUND. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.


YIELD - FLORIDA TAX-FREE INCOME FUND. The Fund may advertise performance in terms of a 30-day yield quotation. The yield quotation is computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period. This income is then annualized. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.


YIELD - FLORIDA TAX-FREE MONEY MARKET FUND. The Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized, that is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
    The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX EQUIVALENT YIELD - The Funds may also utilize tax equivalent yields with adjustments for assumed income tax rates. See APPENDIX C - TAXABLE EQUIVALENT YIELD TABLES in the SAI for illustrations of this yield.

                       USAA FAMILY OF NO-LOAD MUTUAL FUNDS


The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Read it carefully before you invest or send money.



                            USAA STATE TAX-FREE TRUST
                          Florida Tax-Free Income Fund*
                       Florida Tax-Free Money Market Fund*
                           Texas Tax-Free Income Fund*
                        Texas Tax-Free Money Market Fund*

                              USAA INVESTMENT TRUST
                              Income Strategy Fund
                          Growth and Tax Strategy Fund
                             Balanced Strategy Fund
                            Cornerstone Strategy Fund
                              Growth Strategy Fund
                              Emerging Markets Fund
                                    Gold Fund
                               International Fund
                                World Growth Fund
                                   GNMA Trust
                           Treasury Money Market Trust

                           USAA TAX EXEMPT FUND, INC.
                                 Long-Term Fund
                             Intermediate-Term Fund
                                 Short-Term Fund
                          Tax Exempt Money Market Fund
                              California Bond Fund*
                          California Money Market Fund*
                               New York Bond Fund*
                           New York Money Market Fund*
                               Virginia Bond Fund*
                           Virginia Money Market Fund*


                             USAA MUTUAL FUND, INC.
                             Aggressive Growth Fund
                            Science & Technology Fund
                                   Growth Fund
                             First Start Growth Fund
                              S&P 500 Index Fund**
                              Growth & Income Fund
                                Income Stock Fund
                                   Income Fund
                              Short-Term Bond Fund
                                Money Market Fund




   *  Available for sale only to residents of these specific states.
  ** S&P is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

                   USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. THE IDEA BEHIND  MUTUAL FUNDS

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections. The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision. This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wishes to pursue the higher yields usually available in the long-term bond market, but is also concerned about the possible price swings of the long-term bonds. He or she could divide investments between the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III. USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its asset strategy funds, the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, and Growth Strategy Funds. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.
    Whether you prefer to create your own mix of mutual funds or use an asset strategy fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

                       INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT  OBJECTIVES
The Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund have a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida
Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

INVESTMENT  POLICIES
The Manager will pursue this common objective by investing each Fund's assets primarily in debt obligations issued by the State of Florida, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and the obligations are exempt from the Florida intangible personal property tax. It is a fundamental policy of each Fund that during normal market conditions at least 80% of the Fund's net assets will consist of Florida tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income taxes and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.


FLORIDA TAX-FREE INCOME FUND. Under normal market conditions, the Manager will invest the assets of the Fund so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (at least A) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch Investors Service, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch, or, if a security is not rated by those rating agencies, it must be of equivalent investment quality as determined by the Manager. In no event will a security be purchased for the Fund unless it is rated at least investment grade; i.e., rated by Moody's, S&P, or Fitch at least in the fourth highest rating category for long-term securities, in the second highest rating category for short-term securities, or, if not rated by those rating agencies, determined by the Manager to be of equivalent investment quality. Securities rated in the lowest level of investment grade have speculative characteristics since adverse economic conditions and changing circumstances are more likely to have an adverse impact on such securities.

    If the rating of a security is downgraded, the Manager will determine whether it is in the best interest of the Fund's shareholders to continue to hold such security in the Fund's portfolio. Unless otherwise directed by the Board of Trustees, if downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment grade quality, the Manager will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets. For a more complete description of tax-exempt securities and their ratings, see APPENDIX A to the SAI.
    The Fund's average portfolio maturity is not restricted, but is expected to be greater than ten years. In determining a security's maturity for purposes of calculating the Fund's average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturity of the Fund's portfolio, see INVESTMENT POLICIES in the SAI. The net asset value (NAV) per share of the Florida Tax-Free Income Fund will fluctuate with portfolio maturity, the quality of securities held, and inversely to interest rate levels.

FLORIDA TAX-FREE MONEY MARKET FUND. The Fund will purchase only high quality securities that qualify as "eligible securities" under the SEC rules applicable to money market mutual funds. These securities must also be determined by the Manager to present minimal credit risk. In general, the category of eligible securities may include a security that is:
(1) issued or guaranteed by the U.S. Government or any agency or instrumentality thereof including "prerefunded" and "escrowed to maturity" tax-exempt securities;
(2) rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;
(3) unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or
(4)  unrated but determined to be of comparable quality by the Manager.


    If a security is downgraded after purchase, the Manager will follow written procedures adopted by the Trust's Board of Trustees and a determination will be made as to whether it is in the best interest of the Fund's shareholders for the Fund to continue to hold the security.

    Current NRSROs include Moody's, S&P, Fitch, Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. For a description of tax-exempt securities and their ratings, see APPENDIX A to the SAI.
    Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                          OTHER INVESTMENT INFORMATION

The investment objectives of the Funds may not be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques used to pursue the Funds' objectives may be changed without shareholder approval, except as otherwise noted. Further information regarding the Funds' investment policies and restrictions is provided in the SAI.

TAX-EXEMPT SECURITIES
These securities include general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.
    The value of the securities in which a Fund will invest generally fluctuates inversely with changes in prevailing interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.

     Each Fund may on a temporary basis due to market or other conditions invest up to 100% of its assets in short-term securities whether or not exempt from federal income taxes. Such taxable securities may consist of obligations of the
U. S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.


INVESTMENT  TECHNIQUES

VARIABLE RATE SECURITIES - Each Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.
     The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
     In the case of the Florida Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS - Each Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Florida Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Florida Tax-Free Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS - Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

WHEN-ISSUED SECURITIES - Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS - Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non- appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and
(3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY - The Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund may invest up to 15% and 10%, respectively, of their net assets in illiquid securities.
     Lease obligations and certain put bonds that are subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Board of Trustees.
     In determining the liquidity of a lease obligation, the Manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers, (3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (7) such other factors as the Manager may determine to be relevant to such determination.
    In determining the liquidity of put bonds with restrictions on transfer, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

INVESTMENT  RESTRICTIONS
The following restrictions may not be changed without shareholder approval:

(1) Neither Fund may borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Neither Fund will purchase securities when its borrowings exceed 5% of its total assets.

(2) Neither Fund may invest 25% or more of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, each Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial revenue bonds.

(3) Neither Fund will, with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940, as amended (1940 Act)) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

RISK FACTORS
Each Fund is subject to credit and market risks, which will be intensified by concentration in obligations issued by or on behalf of Florida public authorities. For this reason, the Funds are affected by political, economic, legal, regulatory or other developments which constrain the taxing, spending and revenue collection authority of Florida issuers or otherwise affect the ability of Florida issuers to pay interest, repay principal or any premium. AN INVESTMENT IN THE FLORIDA TAX-FREE MONEY MARKET FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS BECAUSE OF THIS CONCENTRATION.
     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.
     Other considerations affecting the Funds' investments in Florida obligations are summarized in the SAI under SPECIAL RISK CONSIDERATIONS.

                               PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the following methods. A complete, signed application is required together with a check for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Trust with a social security number or tax identification number to avoid possible tax withholding requirements.


EFFECTIVE DATE
When you make a purchase, your purchase price will be the NAV per share next determined after the Fund receives your request in proper form. The NAV of each Fund is determined at the close of the regular trading session of the New York Stock Exchange (NYSE) each day the Exchange is open. If a Fund receives your request prior to that time, your purchase price will be the NAV per share determined for that day. If a Fund receives your request after the NAV per share is calculated, the purchase will be effective on the next business day.
     Because of the more lengthy clearing process and the need to convert foreign currency, a check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase. To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Funds.

PURCHASE OF SHARES

MINIMUM INVESTMENTS
-------------------

Initial Purchase:              $3,000


Additional Purchases:          $50 - (Except transfers from brokerage accounts
                               into the Florida Money Market Fund, which are exempt from minimum)


HOW TO PURCHASE:
---------------

MAIL              o To open an account, send your application and check to:
                           USAA Investment Management Company
                           9800 Fredericksburg Rd., San Antonio, TX  78288
                  o To add to your account,  send your check and the "Invest by
                    Mail"  stub  that  accompanies   your  fund's   transaction
                    confirmation to the Transfer Agent:
                           USAA Shareholder Account Services
                           9800 Fredericksburg Rd., San Antonio, TX  78288
                  o To exchange by mail, call 1-800-531-8448 for instructions.

IN PERSON         o To open an account, bring your application and check to:
                           USAA Investment Management Company
                           USAA Federal Savings Bank
                           10750 Robert F. McDermott Freeway, San Antonio

AUTOMATICALLY     o Additional purchases on a regular basis can be deducted from
VIA                 a bank account, paycheck, income-producing investment or
ELECTRONIC          from a USAA money market account. Sign up for these services
FUNDS               when opening an account or call 1-800-531-8448 to add these
TRANSFER            services.
(EFT)             o Purchases through payroll deduction ($25 minimum each pay period with no initial investment) can be made by any employee of USAA, its subsidiaries or affiliated companies.

BANK WIRE         o To add to an account,  instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
                          State Street Bank and Trust Company, Boston, MA 02101 ABA#011000028
                          Attn:  USAA [Fund Name]
                          USAA AC-69384998
                          Shareholder(s) Name(s)_________________
                          Shareholder(s) Account Number___________________

PHONE             o If you have an existing USAA account and would like to open
1-800-531-8448      a new account or if you would like to exchange to another
                    USAA fund, call for instructions. The new account must have the same registration as your existing account.
                  o To add to an account,  intermittent  (as-needed)  purchases can be deducted from your bank account through our Buy/Sell
                    Service. Call for instructions.

                              REDEMPTION OF SHARES


You may redeem shares of a Fund by any of the following methods on any day the NAV per share is calculated. Redemptions will be effective on the day instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.


REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds transfer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
        In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment during any period that the NYSE is closed, or trading in the markets the Trust normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the SEC.

HOW TO REDEEM:
-------------


WRITTEN,          o Send your written instructions to:
FAX, OR                   USAA Shareholder Account Services
TELEGRAPH                 9800 Fredericksburg Rd., San Antonio, TX 78288
                  o Send a signed fax to 1-800-292-8177, or send a telegraph to
                    USAA Shareholder Account Services.


     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.


PHONE             o Call toll free 1-800-531-8448, in San Antonio, 456-7202.


     Telephone redemption is automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded, and confirmations of all account transactions are sent to the address of record.

     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

METHODS OF PAYMENT:
------------------

BANK WIRE         o Allows redemptions to be sent directly to your bank account.


     Establish this service when you apply for your account, or later upon request. Please obtain precise wiring instructions from your financial institution. USAA Shareholder Account Services (Transfer Agent) deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company (SSB) and the Transfer Agent for their services in connection with the wire redemption. Your financial institution may also charge a fee for receiving funds by wire.


AUTOMATICALLY     o Systematic (regular) or intermittent (as-needed) redemptions
VIA EFT             can be credited to your bank account.

     Establish any of our electronic investing services when you apply for your account, or later upon request.

CHECK             o A check payable to the registered shareholder(s) will be
REDEMPTION          mailed to the address of record.

     This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change. Should you wish to redeem shares within the 15 days following a telephone address change, you may do so by providing written instructions by mail or facsimile.

CHECKWRITING      o Checks  can be issued  for your  Florida  Tax-Free  Money
                    Market Fund account.


     To establish your checkwriting privilege (CWP), complete the signature card which accompanies the application form or Shareholder Services Guide, or request and complete the signature card separately. There is no charge for the use of checks nor for subsequent reorders. This privilege is subject to SSB's rules and regulations governing checking accounts. Checks must be written for an amount of at least $250. Checks written for less than $250 will be returned. Checkwriting may not be used to close an account because the value of the account changes daily as dividends are accrued.
     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. Checks will be returned if there are insufficient shares to cover the amount of the check. Presently, there is a $15 processing fee assessed against an account for any redemption check not honored by a clearing or paying agent. A check paid during the month will be returned to the shareholder by separate mail. Checkwriting fees are subject to change at any time. The Trust, the Transfer Agent and SSB each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders. See the SAI for further information.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. A $10 charge will be made for each stop payment requested by a shareholder.

                      CONDITIONS OF PURCHASE AND REDEMPTION


NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

ACCOUNT BALANCE
Beginning in September 1998, and occurring each September thereafter, the Transfer Agent will assess a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will be used to reduce total transfer agency fees paid by each Fund to the Transfer Agent. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA or UTMA); (3) all (non IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).


TRUST RIGHTS The Trust reserves the right to:

(1)   reject purchase or exchange orders when in the best interest of the Trust;

(2) limit or discontinue the offering of shares of any portfolio of the Trust without notice to the shareholders;

(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Trustees and the required notice has been given to shareholders;

(4) require a signature guarantee for purchases, redemptions, or changes in account information in those instances where the appropriateness of a signature authorization is in question. The section ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES in the SAI contains information on acceptable guarantors;


(5)   redeem an  account  with a total  value of less than $500 of either  Fund,
      subject  to  certain  limitations  described  in  ADDITIONAL   INFORMATION
      REGARDING REDEMPTION OF SHARES in the SAI.

                                    EXCHANGES

EXCHANGE PRIVILEGE

The Exchange Privilege is automatically established when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Only Florida residents may exchange into a Florida Fund. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between Funds is a taxable event. Accordingly, when exchanging shares, you may realize a capital gain or loss.

     The  Funds  have  undertaken   certain   procedures   regarding   telephone
transactions. See REDEMPTION OF SHARES - PHONE.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING
To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any Fund in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt Short- Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                                 OTHER SERVICES

INVESTMENT  PLANS

AUTOMATIC INVESTMENT PLANS - You may establish an automatic investment plan by completing the appropriate forms, if any. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions. More information about these preauthorized plans is contained in the SAI.

o INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

o DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments), an income-producing investment, or an account with a participating financial institution.


o AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

o BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN - The periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

o DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

SHAREHOLDER STATEMENTS AND REPORTS
You will receive a confirmation after each transaction in your Florida Tax-Free Income Fund account except:

(1)  a reinvested dividend;
(2) a payment you make under the InvesTronic(R), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
(3)  a redemption you make under the Systematic Withdrawal Plan.

     If you own shares in the Florida Tax- Free Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If that money market fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(R), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends
investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.
     At the end of each quarter, you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive a Fund's financial statements with a summary of its investments and performance at least semiannually.
    In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Trust intends to consolidate mailings of Annual and Semiannual Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Trust.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or Semiannual Report, or if you have any questions concerning any of the services offered.

                             SHARE PRICE CALCULATION

The price at which shares of the Funds are purchased and redeemed by shareholders is equal to the NAV per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for each Fund is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time. You may buy and sell Fund shares at the NAV per share without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting liabilities, and dividing by the number of shares outstanding. Securities of the Florida Tax-Free Income Fund are valued each business day at their current market value as determined by a pricing service approved by the Board of Trustees. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. In addition, securities purchased with maturities of 60 days or less and all securities of the Florida Tax-Free Money Market Fund are stated at amortized cost.
    For additional information, see VALUATION OF SECURITIES in the SAI.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND  DISTRIBUTIONS
Net investment income of each Fund is accrued daily and distributed to shareholders on the last business day of each month. Net capital gains, if any, generally will be distributed at least annually. The Funds intend to make such additional distributions as may be necessary to avoid the imposition of any federal excise tax.
     All shares purchased will begin accruing dividends on the day following the effective date of the purchase and will receive dividends through the effective date of redemption.
     All income dividends and capital gain distributions are automatically reinvested, unless the shareholder specifies otherwise. The share price will be the net asset value of the Fund shares computed on the ex-dividend date. Any capital gain distribution paid by the Florida Tax-Free Income Fund will reduce the NAV per share by the amount of the distribution. An investor should consider carefully the effects of purchasing shares of the Florida Tax-Free Income Fund shortly before any capital gain distribution. Although in effect a return of capital, these distributions are subject to taxes. If a shareholder becomes a resident of a state other than Florida, a check for proceeds of income dividends will be mailed to such shareholder monthly, and a check for any capital gain distribution will be mailed after the distribution is paid.

     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current NAV per share. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's Fund account at the then-current NAV per share.


FEDERAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from a Fund in their own states and localities.

FUND - Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, neither Fund will be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.


SHAREHOLDER - Dividends of net tax-exempt interest income paid by a Fund are excluded from a shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, it is expected that any taxable net investment income will be minimal in relation to the tax-exempt interest generated by a Fund.

     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of a Fund.

     Redemptions, including exchanges, are subject to income tax, based on the difference between the cost of shares when purchased and the price received upon redemption or exchange.
     Tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, although otherwise exempt from federal tax, is treated as a tax preference item for purposes of the alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

WITHHOLDING - Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

REPORTING - Each Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year, including the portion of the dividends constituting interest on private activity bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year.

FLORIDA TAXATION
The following is only a summary of some of the important Florida tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.
     Dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida, because Florida does not impose a personal income tax. Dividends and distributions by the Funds will be subject to Florida corporate income taxes. Accordingly, investors in the Funds, including in particular corporate investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

     Florida imposes a tax on intangible personal property owned by Florida residents. The Funds received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Funds' investments consist solely of assets exempt from the Florida intangible personal property tax, shares of the Funds owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Assets exempt from the Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U.S. Government, its agencies and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash. If shares of the Funds are subject to Florida intangible personal property tax, because less than 100% of the Funds' assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of shares of the Funds that is attributable to obligations of the U.S. Government will be exempt from taxation.

                             MANAGEMENT OF THE TRUST

The business affairs of the Trust are subject to the supervision of the Board of Trustees.

    The Manager, USAA Investment Management Company (IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately $35 billion in total assets under management. The Manager's mailing address is at 9800 Fredericksburg Rd., San Antonio, TX 78288.

     Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Trust and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.


ADVISORY  AGREEMENT
The Manager serves as the manager and investment adviser of the Trust, providing services under an Advisory Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the business affairs, investment portfolios, and placement of brokerage orders, subject to the authority of and supervision by the Board of Trustees.
     For its services under the Advisory Agreement, each Fund pays the Manager an annual fee which is computed as a percentage of the aggregate ANA of both Funds combined. The fee is accrued daily, paid monthly, and allocated between the Funds based on the relative net assets of each. The management fee is computed at .50% of the first $50,000,000 ANA, .40% of that portion over $50,000,000 and not over $100,000,000 ANA, and .30% of that portion over $100,000,000 ANA. For the fiscal year ended March 31, 1997, the fees paid to the Manager, net of reimbursements, were .32% of ANA of each Fund.

OPERATING EXPENSES
For the fiscal year ended March 31, 1997, the Manager limited each Fund's total operating expenses to .50% of its ANA. The Manager reimbursed the Florida Tax-Free Income Fund $54,750 and the Florida Tax-Free Money Market Fund $56,434 for expenses in excess of the limitation. The Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1998, to .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.


PORTFOLIO MANAGERS
The following individuals are primarily responsible for managing the Funds.


FLORIDA  TAX-FREE  INCOME FUND
Robert R. Pariseau, Assistant Vice President of Fixed Income Investments since June 1995, has managed the Fund since May 1995. He has 13 years investment management experience working for IMCO, where he has held various positions in Fixed Income and Equity Investments. Mr. Pariseau earned the Chartered Financial Analyst (CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

FLORIDA TAX-FREE MONEY MARKET FUND
John C. Bonnell, Executive Director of Money Market Funds since May 1996, has managed the Fund since May 1996. He has eight years investment management experience working for IMCO, where he has held various positions in Fixed Income Investments. Mr. Bonnell earned the CFA designation in 1994 and is a member of the AIMR, the SAFAS, the NFMA and the Southern Municipal Finance Society. He holds an MBA from St. Mary's University and a BBA from the University of Texas at San Antonio.


                              DESCRIPTION OF SHARES


The Trust is an open-end management investment company established as a business trust under the laws of the State of Delaware pursuant to a Master Trust Agreement dated June 21, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate portfolios at $.001 par value. Four such portfolios have been established, two of which are described in this Prospectus. Each Fund is classified as diversified. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     Under the Master Trust Agreement, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the 1940 Act. The Trustees may fill vacancies on the Board or appoint new Trustees provided that immediately after such action at least two-thirds of the Trustees have been elected by shareholders. Shareholders are entitled to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual portfolio, a separate vote of the shareholders of that portfolio is required. Shareholders holding an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting of shareholders at any time for the purpose of voting to remove one or more of the Trustees, and the Trust will assist shareholders in communicating with other shareholders in connection with such a meeting.

                                SERVICE PROVIDERS

UNDERWRITER/           USAA Investment Management Company
DISTRIBUTOR            9800 Fredericksburg Rd., San Antonio, Texas 78288.

TRANSFER               USAA Shareholder Account Services
AGENT                  9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN              State Street Bank and Trust Company
                       P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL                  Goodwin, Procter & Hoar LLP
COUNSEL                Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT            KPMG Peat Marwick LLP
AUDITORS               112 East Pecan, Suite 2400, San Antonio, Texas 78205.





                              TELEPHONE ASSISTANCE

                         (Call toll free - Central Time)
                      Monday-Friday 8:00 a.m. to 8:00 p.m.
                        Saturday 8:30 a.m. to 5:00 p.m.

                    For further information on mutual funds:
                                 1-800-531-8181
                             In San Antonio 456-7211
                For account servicing, exchanges or redemptions:
                                 1-800-531-8448
                             In San Antonio 456-7202
                            RECORDED 24 HOUR SERVICE

                            MUTUAL FUND PRICE QUOTES
                                (From any phone)
                                 1-800-531-8066
                             In San Antonio 498-8066

                            MUTUAL FUND TOUCHLINE(R)
                          (From Touchtone phones only)
             For account balance, last transaction or fund prices:
                                 1-800-531-8777
                             In San Antonio 498-8777

                                     Part A




                               Prospectus for the

                         Texas Tax-Free Income Fund and
                        Texas Tax-Free Money Market Fund

                                USAA TEXAS FUNDS
                            AUGUST 1, 1997 PROSPECTUS


     USAA TEXAS TAX-FREE INCOME FUND and USAA TEXAS TAX-FREE MONEY MARKET FUND (collectively, the Funds or the Texas Funds) are two of four no-load mutual funds offered by USAA State Tax-Free Trust (the Trust). The Funds are managed by USAA Investment Management Company (the Manager).

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?
     The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.
     The TEXAS TAX-FREE INCOME FUND invests primarily in long-term high grade Texas tax-exempt securities. The Fund's average portfolio maturity is not restricted, but is expected to be greater than 10 years.
Page 9.
     The TEXAS TAX-FREE MONEY MARKET FUND invests in high quality Texas tax-exempt securities with maturities of 397 days or less. The Manager will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value per share of $1.00. Page 9.

 HOW DO YOU BUY?
Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail, in person, or in certain instances, by telephone. Page 13.

 HOW DO YOU SELL?
You may redeem Fund shares by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 15.

     Shares of the Texas Funds are authorized for sale only to residents of the State of Texas. The delivery of this Prospectus shall not constitute an offer in any state in which shares of the Texas Funds may not lawfully be made.

     SHARES OF THE USAA TEXAS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, THE USAA FEDERAL SAVINGS BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Trust and the Texas Funds that you should know before investing.


     If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the most recent financial report and/or the Funds' Statement of Additional Information (SAI), dated August 1, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus (meaning it is legally a part of the Prospectus).


--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE TEXAS TAX-FREE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THIS FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

                                                               PAGE
                                  SUMMARY DATA
Fees and Expenses..............................................  3
Financial Highlights...........................................  4
Performance Information........................................  6

                               USING MUTUAL FUNDS
USAA Family of No-Load Mutual Funds............................  7
Using Mutual Funds in an Investment Program....................  8

                        INVESTMENT PORTFOLIO INFORMATION
Investment Objectives and Policies.............................  9
    Texas Tax-Free Income Fund.................................  9
    Texas Tax-Free Money Market Fund...........................  9
Other Investment Information................................... 10

                             SHAREHOLDER INFORMATION
Purchase of Shares............................................. 13
Redemption of Shares........................................... 15
Conditions of Purchase and Redemption.......................... 17
Exchanges...................................................... 18
Other Services................................................. 18
Share Price Calculation........................................ 19
Dividends, Distributions and Taxes............................. 20
Management of the Trust........................................ 22
Description of Shares.......................................... 23
Service Providers.............................................. 24
Telephone Assistance Numbers................................... 24
--------------------------------------------------------------------------------

                                FEES AND EXPENSES


The following summary,  which is based on actual expenses and average net assets
(ANA) of each Fund for the year ended March 31, 1997, is provided to assist you in understanding the expenses you will bear directly or indirectly as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO EACH FUND)
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases...................................    None
Sales Load Imposed on Reinvested Dividends........................    None
Deferred Sales Load...............................................    None
Redemption Fee*...................................................    None
Exchange Fee......................................................    None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF ANA)
--------------------------------------------------------------------------------
                                                          TEXAS         TEXAS
                                                        TAX-FREE      TAX-FREE
                                                         INCOME     MONEY MARKET
                                                          FUND          FUND
                                                         ------     ------------

Management Fees, net of reimbursements................       .00%          .00%
12b-1 Fees............................................       None          None
Other Expenses, net of reimbursements
   Transfer Agent Fees**..............................  .00%         .00%
   Custodian Fees.....................................  .42%         .50%
   All Other Expenses.................................  .08%         .00%
                                                        ---          ---
Total Other Expenses..................................       .50%          .50%
                                                             ---           ---
Total Fund Operating Expenses, net of reimbursements         .50%          .50%
                                                             ===           ===
--------------
   * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See REDEMPTION OF SHARES - BANK WIRE.
  ** The Funds pay USAA Shareholder Account Services an annual fixed fee per account for its services. See TRANSFER AGENT in the SAI, page 17.

     During the year, the Manager voluntarily limited each Fund's annual expenses to .50% of its ANA and reimbursed the Funds for all expenses in excess of the limitation. The Management Fees, Other Expenses, and Total Fund Operating Expenses reflect all such expense reimbursements by the Manager. Absent such reimbursements, the amount of the Management Fees, Other Expenses, and Total Fund Operating Expenses as a percentage of ANA for each of the Funds would have been as follows: Texas Tax-Free Income Fund, .50%, .85%, and 1.35%; and Texas Tax-Free Money Market Fund, .50%, 1.27%, and 1.77%. The Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1998, to
 .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.


EXAMPLE OF EFFECT OF FUND EXPENSES
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment in one of the Funds below, assuming (1) 5% annual return and (2) redemption at the end of the periods shown:

                                            1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                            ------   -------   ------- ---------
Texas Tax-Free Income Fund ................   $ 5     $ 16      $ 28     $ 63
Texas Tax-Free Money Market Fund ..........   $ 5     $ 16      $ 28     $ 63

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The following per share operating performance for a share outstanding throughout each period in the three-year period ended March 31, 1997, has been audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the Funds' financial statements for the year ended March 31, 1997, and the auditors' report thereon, that appear in the Funds' Annual Report. Further performance information is contained in the Annual Report and is available upon request without charge.

TEXAS TAX-FREE INCOME FUND:
                                         YEAR ENDED MARCH 31,
                                         --------------------
                                    1997            1996       1995*
                                    ----            ----       -----
Net asset value at
   beginning of period             $ 10.45       $10.21       $10.00
Net investment income                  .59          .58          .34
Net realized and
   unrealized gain                     .13          .36          .21
Distributions from net
   investment income                  (.59)        (.58)        (.34)
Distributions of realized
   capital gains                      (.20)        (.12)          -
                                   -------       ------       ------
Net asset value at
   end of period                   $ 10.38       $10.45       $10.21
                                   =======       ======       ======
Total return (%)**                    7.06         9.42         5.75
Net assets at end of
   period (000)                    $11,206       $8,053       $6,446
Ratio of expenses to
   average net assets (%)              .50(a)       .50(a)        .50(a)(b)
Ratio of net investment
   income to average net
   assets (%)                         5.63(a)      5.51(a)         5.56(a)(b)
Portfolio turnover (%)               86.17        71.14           49.63
--------------
   * Fund commenced operations August 1, 1994.
  ** Assumes reinvestment of all dividend income and capital gains distributions during the period.
 (a) Based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements, the Fund's ratios would have been:

                                          YEAR ENDED MARCH 31,
                                          --------------------
                                        1997     1996     1995*
                                        ----     ----     -----
Ratio of expenses to
   average net assets (%)                1.35    1.66      2.40(b)
Ratio of net investment income
   to average net assets (%)             4.78    4.35      3.66(b)


 (b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                           FINANCIAL HIGHLIGHTS CONT.



TEXAS TAX-FREE MONEY MARKET FUND:
                                       YEAR ENDED MARCH 31,
                                       --------------------
                                1997             1996         1995*
                                ----             ----         -----
Net asset value at
   beginning of period         $ 1.00           $ 1.00        $ 1.00
Net investment income             .03              .03           .02
Distributions from net
   investment income             (.03)            (.03)         (.02)
                               ------           ------        ------
Net asset value at
   end of period               $ 1.00           $ 1.00        $ 1.00
                               ======           ======        ======
Total return (%)**               3.22             3.49          2.09
Net assets at end of
   period (000)                $5,280           $4,695        $3,881
Ratio of expenses to
   average net assets (%)         .50(a)           .50(a)        .50(a)(b)
Ratio of net investment
   income to average net
   assets (%)                    3.17(a)          3.42(a)       3.18(a)(b)
--------------
  * Fund commenced operations August 1, 1994.
 ** Assumes reinvestment of all dividend income distributions during the period.
(a) Based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements, the Fund's ratios would have been:

                                          YEAR ENDED MARCH 31,
                                          --------------------
                                        1997     1996     1995*
                                        ----     ----     -----
Ratio of expenses to
   average net assets (%)               1.77     2.02     2.63(b)
Ratio of net investment income
   to average net assets (%)            1.90     1.90     1.05(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                             PERFORMANCE INFORMATION

Performance information should be considered in light of each Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of either Fund.
     The Trust may quote a Fund's total return or yield in advertisements and reports to shareholders or prospective investors. A Fund's performance may also be compared to that of other mutual funds with similar investment objectives and relevant indexes that are referenced in APPENDIX B to the SAI. Standard total return and yield results reported by the Funds do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     Further information concerning yield and total return is included in the SAI.

TOTAL RETURN - TEXAS TAX-FREE INCOME FUND. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.


YIELD - TEXAS TAX-FREE INCOME FUND. The Fund may advertise performance in terms of a 30-day yield quotation. The yield quotation is computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period. This income is then annualized. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.


YIELD - TEXAS TAX-FREE MONEY MARKET FUND. The Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized, that is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
     The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX EQUIVALENT YIELD - The Funds may also utilize tax equivalent yields with adjustments for assumed income tax rates. See APPENDIX C - TAXABLE EQUIVALENT YIELD TABLE in the SAI for illustrations of this yield.

                       USAA FAMILY OF NO-LOAD MUTUAL FUNDS


The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Read it carefully before you invest or send money.


                            USAA STATE TAX-FREE TRUST
                          Florida Tax-Free Income Fund*
                       Florida Tax-Free Money Market Fund*
                           Texas Tax-Free Income Fund*
                        Texas Tax-Free Money Market Fund*

                              USAA INVESTMENT TRUST
                              Income Strategy Fund
                          Growth and Tax Strategy Fund
                             Balanced Strategy Fund
                            Cornerstone Strategy Fund
                              Growth Strategy Fund
                              Emerging Markets Fund
                                    Gold Fund
                               International Fund
                                World Growth Fund
                                   GNMA Trust
                           Treasury Money Market Trust

                           USAA TAX EXEMPT FUND, INC.
                                 Long-Term Fund
                             Intermediate-Term Fund
                                 Short-Term Fund
                          Tax Exempt Money Market Fund
                              California Bond Fund*
                          California Money Market Fund*
                               New York Bond Fund*
                           New York Money Market Fund*
                               Virginia Bond Fund*
                           Virginia Money Market Fund*


                             USAA MUTUAL FUND, INC.
                             Aggressive Growth Fund
                            Science & Technology Fund
                                   Growth Fund
                             First Start Growth Fund
                              S&P 500 Index Fund**
                              Growth & Income Fund
                                Income Stock Fund
                                   Income Fund
                              Short-Term Bond Fund
                                Money Market Fund



    *  Available for sale only to residents of these specific states.
   ** S&P is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

                   USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. THE IDEA BEHIND  MUTUAL FUNDS

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections. The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision. This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wishes to pursue the higher yields usually available in the long-term bond market, but is also concerned about the possible price swings of the long-term bonds. He or she could divide investments between the Texas Tax-Free Income Fund and the Texas Tax- Free Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III. USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its asset strategy funds, the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, and Growth Strategy Funds. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.
   Whether you prefer to create your own mix of mutual funds or use an asset strategy fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

                       INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES
The Funds have a common investment objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

INVESTMENT  POLICIES
The Manager will pursue this common objective by investing each Fund's assets primarily in debt obligations issued by the State of Texas, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes. It is a fundamental policy of each Fund that during normal market conditions at least 80% of the Fund's net assets will consist of Texas tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income taxes and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.
     Texas currently imposes no personal state income tax. In the event Texas enacts a personal state income or similar tax, the Texas Funds will thereafter attempt to seek a high level of current interest income also exempt from such tax. The ability of the Funds to pursue this further policy, of course, will be affected by the actual form of such a tax.


TEXAS TAX-FREE INCOME FUND. Under normal market conditions, the Manager will invest the assets of the Fund so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (at least A) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch Investors Service, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch, or, if a security is not rated by those rating agencies, it must be of equivalent investment quality as determined by the Manager. In no event will a security be purchased for the Fund unless it is rated at least investment grade; i.e., rated by Moody's, S&P, or Fitch at least in the fourth highest rating category for long-term securities, in the second highest rating category for short-term securities, or, if not rated by those rating agencies, determined by the Manager to be of equivalent investment quality. Securities rated in the lowest level of investment grade have speculative characteristics since adverse economic conditions and changing circumstances are more likely to have an adverse impact on such securities.

    If the rating of a security is downgraded, the Manager will determine whether it is in the best interest of the Fund's shareholders to continue to hold such security in the Fund's portfolio. Unless otherwise directed by the Board of Trustees, if downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment grade quality, the Manager will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets. For a more complete description of tax-exempt securities and their ratings, see APPENDIX A to the SAI.
     The Fund's average portfolio maturity is not restricted, but is expected to be greater than ten years. In determining a security's maturity for purposes of calculating the Fund's average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturity of the Fund's portfolio, see INVESTMENT POLICIES in the SAI. The net asset value (NAV) per share of the Texas Tax-Free Income Fund will fluctuate with portfolio maturity, the quality of securities held, and inversely to interest rate levels.

TEXAS TAX-FREE MONEY MARKET FUND. The Fund will purchase only high quality securities that qualify as "eligible securities" under the SEC rules applicable to money market mutual funds. These securities must also be determined by the Manager to present minimal credit risk. In general, the category of eligible securities may include a security that is:

(1)  issued  or   guaranteed   by  the  U.S.   Government   or  any  agency  or
     instrumentality   thereof,   including   "prerefunded"  and  "escrowed  to
     maturity" tax-exempt securities;

(2) rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

(3) unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

(4)  unrated but determined to be of comparable quality by the Manager.


     If a security is downgraded after purchase, the Manager will follow written procedures adopted by the Trust's Board of Trustees and a determination will be made as to whether it is in the best interest of the Fund's shareholders for the Fund to continue to hold the security.

     Current NRSROs include Moody's, S&P, Fitch, Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. For a description of tax-exempt securities and their ratings, see APPENDIX A to the SAI.
     Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                          OTHER INVESTMENT INFORMATION

The investment objectives of the Funds may not be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques used to pursue the Funds' objectives may be changed without shareholder approval, except as otherwise noted. Further information regarding the Funds' investment policies and restrictions is provided in the SAI.

TAX-EXEMPT SECURITIES
These securities include general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.
     The value of the securities in which a Fund will invest generally fluctuates inversely with changes in prevailing interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.

     Each Fund may on a temporary basis due to market or other conditions invest up to 100% of its assets in short-term securities whether or not exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.


INVESTMENT  TECHNIQUES
VARIABLE RATE SECURITIES - Each Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.
     The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
     In the case of the Texas Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS - Each Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Texas Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Texas Tax-Free Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS - Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.


WHEN-ISSUED SECURITIES - Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS - Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and
(3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY - The Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund may invest up to 15% and 10%, respectively, of their net assets in illiquid securities.
     Lease obligations and certain put bonds that are subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Board of Trustees.
     In determining the liquidity of a lease obligation, the Manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers, (3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (7) such other factors as the Manager may determine to be relevant to such determination.
     In determining the liquidity of put bonds with restrictions on transfer, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

INVESTMENT  RESTRICTIONS
The following  restrictions may not be changed without shareholder approval:

(1) Neither Fund may borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Neither Fund will purchase securities when its borrowing exceeds 5% of its total assets.

(2) Neither Fund may invest 25% or more of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, each Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial revenue bonds.

(3) Neither Fund will, with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940, as amended (1940 Act)) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

RISK FACTORS
The Texas Funds' investment concentration in debt obligations issued by the State, its political subdivisions and instrumentalities, and by other governmental entities involves greater risks than if they invested in the securities of a broader range of issuers. The Texas Funds' yield and the value of their portfolios can be affected by political and economic developments within the State, and by the financial condition of the State, its public authorities and political subdivisions. In the past, Texas voters have passed amendments to the Texas Constitution and other measures that limit the taxing and spending authority of Texas governmental entities, and future voter initiatives could result in adverse consequences affecting the financial condition of the State and/or its obligations. AN INVESTMENT IN THE TEXAS TAX-FREE MONEY MARKET FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS BECAUSE OF THIS CONCENTRATION.
   In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.
   Other considerations affecting the Funds' investments in Texas obligations are summarized in the SAI under SPECIAL RISK CONSIDERATIONS.

                               PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the following methods. A complete, signed application is required together with a check for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Trust with a social security number or tax identification number to avoid possible tax withholding requirements.


EFFECTIVE DATE
When you make a purchase, your purchase price will be the NAV per share next determined after the Fund receives your request in proper form. The NAV of each Fund is determined at the close of the regular trading session of the New York Stock Exchange (NYSE) each day the Exchange is open. If a Fund receives your request prior to that time, your purchase price will be the NAV per share determined for that day. If a Fund receives your request after the NAV per share is calculated, the purchase will be effective on the next business day.
   Because of the more lengthy clearing process and the need to convert foreign currency, a check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase. To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Funds.

PURCHASE OF SHARES

MINIMUM INVESTMENTS
------------------

Initial Purchase:              $3,000


Additional Purchases:          $50 - (Except transfers from brokerage accounts
                               into the Texas Money Market Fund, which are exempt from minimum)


HOW TO PURCHASE:
---------------

MAIL              o To open an account, send your application and check to:
                           USAA Investment Management Company
                           9800 Fredericksburg Rd., San Antonio, TX  78288
                    To add to your account,  send your check and the "Invest by
                    Mail"  stub  that  accompanies   your  fund's   transaction
                    confirmation to the Transfer Agent:
                           USAA Shareholder Account Services
                           9800 Fredericksburg Rd., San Antonio, TX  78288
                  o To exchange by mail, call 1-800-531-8448 for instructions.

IN PERSON         o To open an account, bring your application and check to:
                           USAA Investment Management Company
                           USAA Federal Savings Bank
                           10750 Robert F. McDermott Freeway, San Antonio

AUTOMATICALLY     o Additional purchases on a regular basis can be deducted from
VIA                 a bank account, paycheck, income-producing investment or
ELECTRONIC          from a USAA money market account. Sign up for these services
FUNDS               when opening an account or call 1-800-531-8448 to add these
TRANSFER            services.
(EFT)             o Purchases through payroll deduction ($25 minimum each pay period with no initial investment) can be made by any employee of USAA, its subsidiaries or affiliated companies.

BANK WIRE         o To add to an account,  instruct your bank (which may
                    charge a fee for the service) to wire the specified amount to the Fund as follows:
                          State Street Bank and Trust Company, Boston, MA 02101 ABA#011000028
                          Attn:  USAA [Fund Name]
                          USAA AC-69384998
                          Shareholder(s) Name(s)_________________
                          Shareholder(s) Account Number___________________

PHONE             o If you have an existing USAA account and would like to open
1-800-531-8448      a new  account or if you would like to exchange  to another
                    USAA fund, call for instructions. The new account must have the same registration as your existing account.
                  o To add to an account,  intermittent  (as-needed)  purchases can be deducted from your bank account through our Buy/Sell
                    Service. Call for instructions.

                              REDEMPTION OF SHARES


You may redeem shares of a Fund by any of the following methods on any day the NAV per share is calculated. Redemptions will be effective on the day instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.


REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds transfer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
     In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment during any period that the NYSE is closed, or trading in the markets the Trust normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the SEC.

HOW TO REDEEM:
-------------


WRITTEN,          o Send your written instructions to:
FAX, OR                    USAA Shareholder Account Services
TELEGRAPH                  9800 Fredericksburg Rd., San Antonio, TX 78288
                  o Send a signed fax to 1-800-292-8177, or send a telegraph to
                    USAA Shareholder Account Services.


     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.


PHONE             o Call toll free 1-800-531-8448, in San Antonio, 456-7202.


     Telephone redemption is automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded, and confirmations of all account transactions are sent to the address of record.

     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

METHODS OF PAYMENT:
------------------

BANK WIRE         o Allows redemptions to be sent directly to your bank account.


     Establish this service when you apply for your account, or later upon request. Please obtain precise wiring instructions from your financial institution. USAA Shareholder Account Services (Transfer Agent) deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company (SSB) and the Transfer Agent for their services in connection with the wire redemption. Your financial institution may also charge a fee for receiving funds by wire.


AUTOMATICALLY     o Systematic (regular) or intermittent (as-needed) redemptions
VIA EFT             can be credited to your bank account.

     Establish any of our electronic investing services when you apply for your account, or later upon request.

CHECK             o A check payable to the registered shareholder(s) will be
REDEMPTION          mailed to the address of record.

     This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change. Should you wish to redeem shares within the 15 days following a telephone address change, you may do so by providing written instructions by mail or facsimile.

CHECKWRITING      o Checks can be issued for your Texas Tax-Free Money Market
                    Fund account.


     To establish your checkwriting privilege (CWP), complete the signature card which accompanies the application form or Shareholder Services Guide, or request and complete the signature card separately. There is no charge for the use of checks nor for subsequent reorders. This privilege is subject to SSB's rules and regulations governing checking accounts. Checks must be written for an amount of at least $250. Checks written for less than $250 will be returned. Checkwriting may not be used to close an account because the value of the account changes daily as dividends are accrued.
     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. Checks will be returned if there are insufficient shares to cover the amount of the check. Presently, there is a $15 processing fee assessed against an account for any redemption check not honored by a clearing or paying agent. A check paid during the month will be returned to the shareholder by separate mail. Checkwriting fees are subject to change at any time. The Trust, the Transfer Agent and SSB each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders. See the SAI for further information.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. A $10 charge will be made for each stop payment requested by a shareholder.

                      CONDITIONS OF PURCHASE AND REDEMPTION


NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

ACCOUNT BALANCE
Beginning in September 1998, and occurring each September thereafter, the Transfer Agent will assess a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will be used to reduce total transfer agency fees paid by each Fund to the Transfer Agent. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA or UTMA); (3) all (non IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).


TRUST RIGHTS The Trust reserves the right to:

(1)  reject purchase or exchange orders when in the best interest of the Trust;

(2) limit or discontinue the offering of shares of any portfolio of the Trust without notice to the shareholders;

(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Trustees and the required notice has been given to shareholders;

(4) require a signature guarantee for purchases, redemptions, or changes in account information in those instances where the appropriateness of a signature authorization is in question. The section ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES in the SAI contains information on acceptable guarantors;


(5)  redeem an  account  with a total  value of less  than $500 of either  Fund,
     subject  to  certain  limitations   described  in  ADDITIONAL   INFORMATION
     REGARDING REDEMPTION OF SHARES in the SAI.

                                    EXCHANGES

EXCHANGE PRIVILEGE

The Exchange Privilege is automatically established when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Only Texas residents may exchange into a Texas Fund. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between Funds is a taxable event. Accordingly, when exchanging shares, you may realize a capital gain or loss.

     The  Funds  have  undertaken   certain   procedures   regarding   telephone
transactions. See REDEMPTION OF SHARES - PHONE.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING
To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any Fund in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt Short- Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                                 OTHER SERVICES

INVESTMENT  PLANS

AUTOMATIC INVESTMENT PLANS - You may establish an automatic investment plan by completing the appropriate forms, if any. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions. More information about these preauthorized plans is contained in the SAI.

o INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

o DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments), an income-producing investment, or an account with a participating financial institution.


o AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

o BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN - The periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

o DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

SHAREHOLDER STATEMENTS AND REPORTS
You will receive a confirmation after each transaction in your Texas Tax-Free Income Fund account except:
(1)  a reinvested dividend;
(2) a payment you make under the InvesTronic(R), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
(3)  a redemption you make under the Systematic Withdrawal Plan.

     If you own shares in the Texas Tax-Free Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If that money market fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(R), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.
     At the end of each quarter, you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive a Fund's financial statements with a summary of its investments and performance at least semiannually.
     In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Trust intends to consolidate mailings of Annual and Semiannual Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Trust.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or Semiannual Report, or if you have any questions concerning any of the services offered.

                             SHARE PRICE CALCULATION

The price at which shares of the Funds are purchased and redeemed by shareholders is equal to the NAV per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for each Fund is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time. You may buy and sell Fund shares at the NAV per share without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting liabilities, and dividing by the number of shares outstanding. Securities of the Texas Tax-Free Income Fund are valued each business day at their current market value as determined by a pricing service approved by the Board of Trustees. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. In addition, securities purchased with maturities of 60 days or less and all securities of the Texas Tax-Free Money Market Fund are stated at amortized cost.
     For additional information, see VALUATION OF SECURITIES in the SAI.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND  DISTRIBUTIONS
Net investment income of each Fund is accrued daily and distributed to shareholders on the last business day of each month. Net capital gains, if any, generally will be distributed at least annually. The Funds intend to make such additional distributions as may be necessary to avoid the imposition of any federal excise tax.
     All shares purchased will begin accruing dividends on the day following the effective date of the purchase and will receive dividends through the effective date of redemption.
     All income dividends and capital gain distributions are automatically reinvested, unless the shareholder specifies otherwise. The share price will be the net asset value of the Fund shares computed on the ex- dividend date. Any capital gain distribution paid by the Texas Tax-Free Income Fund will reduce the NAV per share by the amount of the distribution. An investor should consider carefully the effects of purchasing shares of the Texas Tax-Free Income Fund shortly before any capital gain distribution. Although in effect a return of capital, these distributions are subject to taxes. If a shareholder becomes a resident of a state other than Texas, a check for proceeds of income dividends will be mailed to such shareholder monthly, and a check for any capital gain distribution will be mailed after the distribution is paid.

     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current NAV per share. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's Fund account at the then-current NAV per share.


FEDERAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from a Fund in their own states and localities.

FUND - Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, neither Fund will be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.


SHAREHOLDER - Dividends of net tax-exempt interest income paid by a Fund are excluded from a shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, it is expected that any taxable net investment income will be minimal in relation to the tax-exempt interest generated by a Fund.

     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of a Fund.

     Redemptions, including exchanges, are subject to income tax, based on the difference between the cost of shares when purchased and the price received upon redemption or exchange.
     Tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, although otherwise exempt from federal tax, is treated as a tax preference item for purposes of the alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

WITHHOLDING - Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

REPORTING - Each Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year, including the portion of the dividends constituting interest on private activity bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year. TEXAS TAXATION Texas does not currently impose an income tax on individuals. Therefore, dividends and distributions paid by the Funds to individuals who are residents of Texas are not subject to a Texas personal income tax. If Texas eventually enacts a personal income tax, investors will need to consult with their own tax advisors with respect to the possible taxation of dividends and distributions.
     Texas imposes a franchise tax on each corporation that does business in the state or that is chartered or authorized to do business in the state. It is a tax on the privilege of doing business within the state, measured by a corporation's net taxable capital and by its net taxable earned surplus. Because the Funds are series of a registered open-end investment company organized as a Delaware business trust, they themselves are not subject to the Texas franchise tax. A corporate investor in the Funds subject to the Texas franchise tax, however, must include distributions it receives from the Funds in its calculation of net taxable capital. All distributions from the Funds that are exempt from federal income tax, though, are exempt from the portion of the Texas franchise tax based on taxable earned surplus.

                             MANAGEMENT OF THE TRUST

The business affairs of the Trust are subject to the supervision of the Board of Trustees.

     The Manager, USAA Investment Management Company (IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately $35 billion in total assets under management. The Manager's mailing address is 9800 Fredericksburg Rd., San Antonio, TX 78288.

     Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Trust and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.


ADVISORY  AGREEMENT
The Manager serves as the manager and investment adviser of the Trust, providing services under an Advisory Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the business affairs, investment portfolios, and placement of brokerage orders, subject to the authority of and supervision by the Board of Trustees.
     For its services under the Advisory Agreement, each Fund pays the Manager an annual fee which is computed as a percentage of the aggregate ANA of both Funds combined. The fee is accrued daily, paid monthly, and allocated between the Funds based on the relative net assets of each. The management fee is computed at .50% of the first $50,000,000 ANA, .40% of that portion over $50,000,000 and not over $100,000,000 ANA, and .30% of that portion over $100,000,000 ANA. For the fiscal year ended March 31, 1997, the Manager waived the advisory fee for both Funds.

OPERATING EXPENSES
For the fiscal year ended March 31, 1997, the Manager limited each Fund's total operating expenses to .50% of its ANA. The Manager reimbursed the Texas Tax-Free Income Fund $80,460 and the Texas Tax-Free Money Market Fund $64,834 for expenses in excess of the limitation. The Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1998, to .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.


PORTFOLIO MANAGERS
The following individuals are primarily responsible for managing the Funds.


TEXAS TAX-FREE INCOME FUND
Robert R. Pariseau, Assistant Vice President of Fixed Income Investments since June 1995, has managed the Fund since May 1995. He has 13 years investment management experience working for IMCO, where he has held various positions in Fixed Income and Equity Investments. Mr. Pariseau earned the Chartered Financial Analyst (CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

TEXAS  TAX-FREE MONEY MARKET FUND
John C. Bonnell, Executive Director of Money Market Funds since May 1996, has managed the Fund since May 1996. He has eight years investment management experience working for IMCO, where he has held various positions in Fixed Income Investments. Mr. Bonnell earned the CFA designation in 1994 and is a member of the AIMR, the SAFAS, the NFMA and the Southern Municipal Finance Society. He holds an MBA from St. Mary's University and a BBA from the University of Texas at San Antonio.


                              DESCRIPTION OF SHARES


The Trust is an open-end management investment company established as a business trust under the laws of the State of Delaware pursuant to a Master Trust Agreement dated June 21, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate portfolios at $.001 par value. Four such portfolios have been established, two of which are described in this Prospectus. Each Fund is classified as diversified. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     Under the Master Trust Agreement, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the 1940 Act. The Trustees may fill vacancies on the Board or appoint new Trustees provided that immediately after such action at least two-thirds of the Trustees have been elected by shareholders. Shareholders are entitled to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual portfolio, a separate vote of the shareholders of that portfolio is required. Shareholders holding an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting of shareholders at any time for the purpose of voting to remove one or more of the Trustees, and the Trust will assist shareholders in communicating with other shareholders in connection with such a meeting.

                                SERVICE PROVIDERS

UNDERWRITER/           USAA Investment Management Company
DISTRIBUTOR            9800 Fredericksburg Rd., San Antonio, Texas 78288.

TRANSFER               USAA Shareholder Account Services
AGENT                  9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN              State Street Bank and Trust Company
                       P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL                  Goodwin, Procter & Hoar LLP
COUNSEL                Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT            KPMG Peat Marwick LLP
AUDITORS               112 East Pecan, Suite 2400, San Antonio, Texas 78205.



                              TELEPHONE ASSISTANCE

                         (Call toll free - Central Time)
                      Monday-Friday 8:00 a.m. to 8:00 p.m.
                        Saturday 8:30 a.m. to 5:00 p.m.

                    For further information on mutual funds:
                                 1-800-531-8181
                             In San Antonio 456-7211
                For account servicing, exchanges or redemptions:
                                 1-800-531-8448
                             In San Antonio 456-7202
                            RECORDED 24 HOUR SERVICE

                            MUTUAL FUND PRICE QUOTES
                                (From any phone)
                                 1-800-531-8066
                             In San Antonio 498-8066

                            MUTUAL FUND TOUCHLINE(R)
                          (From Touchtone phones only)
             For account balance, last transaction or fund prices:
                                 1-800-531-8777
                             In San Antonio 498-8777

                                     PART B




                  Statements of Additional Information for the


               Florida Tax-Free Income and Florida Tax-Free Money
                   Market Funds and Texas Tax-Free Income and
                        Texas Tax-Free Money Market Funds


                               are included herein

                                     Part B




                   Statement of Additional Information for the

                           Florida Tax-Free Income and
                       Florida Tax-Free Money Market Funds

[USAA EAGLE LOGO]



     USAA STATE                                           STATEMENT OF
     TAX-FREE                                             ADDITIONAL INFORMATION
     TRUST                                                August 1, 1997


--------------------------------------------------------------------------------

                            USAA STATE TAX-FREE TRUST
                                  FLORIDA FUNDS



USAA STATE TAX-FREE TRUST (the Trust) is a registered investment company offering shares of four no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (collectively, the Funds or the Florida Funds). Each Fund is classified as diversified and has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus for the Florida Funds dated August 1, 1997, by writing to USAA State Tax-Free Trust, 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Prospectus.



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



         PAGE
           2   Valuation of Securities
           2   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           5   Investment Restrictions
           6   Special Risk Considerations
           8   Portfolio Transactions
           9   Further Description of Shares
          10   Certain Federal Income Tax Considerations
          11   Florida Taxation
          12   Trustees and Officers of the Trust
          14   The Trust's Manager
          15   General Information
          16   Calculation of Performance Data
          17   Appendix A - Tax-Exempt Securities and Their Ratings
          20   Appendix B - Comparison of Portfolio Performance
          23   Appendix C - Taxable Equivalent Yield Tables
          24   Appendix D - Dollar-Cost Averaging

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.


      A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


      The investments of the FLORIDA TAX-FREE INCOME FUND are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

      The value of the FLORIDA TAX-FREE MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

      The valuation of the Florida Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

      The Board of Trustees has established procedures designed to stabilize the Florida Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

      The Board of Trustees may cause the redemption of an account with a total value of less than $500 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to the last known address of the shareholder.

      The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.


      For the mutual  protection  of the investor  and the Funds,  the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.


REDEMPTION BY CHECK

Shareholders in the Florida Tax-Free Money Market Fund may request that checks be issued for their account. Checks must be written in the amount of at least $250.

      Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.


      When a check is presented to USAA Shareholder Account Services (Transfer Agent) for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

      Tthe Transfer Agent will return to the shareholder checks paid during the month by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.


      The Trust reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

      The Trust, the Transfer Agent and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                                INVESTMENT PLANS

The following investment plans are made available by the Trust to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES


INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments), an income-producing investment, or an account with a participating financial institution.


AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

      Participation in these systematic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX D.

SYSTEMATIC WITHDRAWAL PLAN

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a NAV of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.


      Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.


      Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

      Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return. Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The section captioned INVESTMENT OBJECTIVES AND POLICIES in the Prospectus describes the fundamental investment objectives and the investment policies applicable to each Fund and the following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

      With respect to obligations held by the Florida Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

      The Florida Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

OTHER POLICIES

Each Fund may lend its securities and engage in short sells against the box. The Florida Tax-Free Income Fund may also invest in options, financial futures contracts and options on financial futures contracts. However, the Funds do not intend to engage in any of these practices during the coming year without first supplying further information in the Prospectus.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for and are applicable to each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
      Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the State of Florida or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

(2) Borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

(3) Purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the Florida Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

(4)   Issue senior securities, except as permitted under the 1940 Act;

(5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

(7) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(8) Purchase or sell commodities or commodities contracts except that the Florida Tax-Free Income Fund may invest in financial futures contracts, options thereon and similar instruments.

ADDITIONAL RESTRICTIONS


The following restrictions are not considered to be fundamental policies of the Funds. The Trust's Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.


Neither Fund will:

(1) Pledge, mortgage or hypothecate its assets to any extent greater than 33 1/3% of the value of its total assets;

(2) Purchase or retain securities of any issuer if any officer or Trustee of the Trust or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Trustees of the Trust and Manager together own more than 5% of the securities of that issuer;

(3) The Florida Tax-Free Income Fund may not invest more than 15% of the value of its net assets and the Florida Tax-Free Money Market Fund may not invest more than 10% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days);

(4) Purchase securities on margin or sell securities short except that a Fund may obtain short-term credits necessary for the clearance of securities transactions and make short sales against the box; for purposes of the restriction the deposit or repayment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

(5) Purchase securities of other investment companies except to the extent permitted by applicable law;

(6) Purchase or sell puts, calls, straddles or spreads or any combination thereof, except to the extent permitted by applicable law; or

(7)   Purchase   interests  in  oil,  gas,  or  other  mineral   exploration  or
      development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas.

                           SPECIAL RISK CONSIDERATIONS

The information set forth below is derived from official statements prepared in connection with the issuance of bonds of the State of Florida (the "State") and other sources that are generally available to investors. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information.


      THE FLORIDA ECONOMY. Throughout the 1980s, the State's unemployment rate, generally, tracked below that of the nation. In the nineties, the trend was reversed, until 1995 and 1996, where the State's unemployment rate again tracked below the U.S. The State's unemployment rate for 1996 was 5.3%, while the national average was 5.4%. The State's unemployment rate for 1997 is projected to be 5.1%, while the national average is projected to be 5.3%.

      Personal income in the State has been growing strongly the last several years and has generally outperformed both the nation as a whole and the Southeast in particular. The reasons for this are twofold: first, the State's population has expanded at a very strong pace; and second, the State's economy since the early seventies has diversified in such a way as to provide a broader economic base. From 1985 through 1995, the State's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.9%. For 1995, the State's per capita personal income rose an average of 5.8% while the national per capita personal income rose 5.0%. In 1995, per capita personal income in Florida was $22,916, while the national per capita personal income was $20,645. The structure of the State's income differs from that of the nation and the Southeast. Because the State has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. For example, Florida's employment income in 1995, represented 60.6% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 70.8%. Transfer payments, such as social security, are occasionally subject to legislative change.

      The State's strong population growth is one main reason why its economy has typically performed better than the nation as a whole. In 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has continued to grow since then and as of April 1, 1996 ranks fourth with an estimated population of 14.4 million. Since 1987, the State's average annual rate of population increase has been approximately 2.2% as compared to an approximately 1.0% average annual increase for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is still expected to grow approximately 230,000 per year throughout the 1990s, however, no assurance can be given that such growth will continue.

      Tourism is one of the State's  most  important  industries.  Approximately
42.9 million people visited the State in 1995, as reported by the Florida Department of Commerce. By the end of this fiscal year, 42.7 million domestic and international tourists are expected to have visited this State. The State expects 44.7 million visitors in 1997-98. The State's tourism still appears to be suffering from the effects of negative publicity regarding crime against tourists in the State. Also, factors such as "product maturity" of the State's vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could be contributory causes of the tourism slowdown. Notably, in fiscal year 1993-94, the State experienced a 4.0% drop in the number of tourists.

      Until recently, the State has had a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.1% of total U.S. housing starts in 1996, while the State's population was only 5.5% of the nation's total population. The reason for such a dynamic construction industry was the rapid growth of the State's population. Since 1985, total housing starts have averaged approximately 148,000 per year. Total housing starts were 118,400 in 1996, and are projected to be 115,500 in 1997.

      The Florida economy is expected to grow at a moderate pace, but will continue to outperform the U.S. as a whole. An important element of Florida's economic outlook is the construction sector. Multi-family starts have been slow to recover in the State from the early 90's recession, but are now showing stronger growth. Overall, the Florida economy appears to be in line with the U.S. economy and is expected to experience steady growth over the next couple of years.

      FLORIDA REVENUES AND EXPENDITURES. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--General Revenue Fund, Trust Funds, Working Capital Fund and the Budget Stabilization Fund. In fiscal year 1995-96, the State derived approximately 66% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which amounted to 69%, 7%, 4%, and 4%, respectively, of total General Revenue Fund receipts. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1995-96, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 51%, 31% and 14%, respectively, of total General Revenues.

      The estimated General Revenue plus Working Capital and Budget Stabilization funds available to the State for fiscal year 1996-97 total $16,617.4 million, a 6.7% increase over 1995-96. Compared to effective appropriations from General Revenues plus Working Capital and Budget Stabilization funds for fiscal year 1996-97 of $15,537.2 million, this results in unencumbered reserves estimated at $1,080.2 million at the end of fiscal year 1996-97. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,537.3 million, a 5.5% increase over fiscal year 1996-97.

      The sales and use tax is the greatest single source of tax receipts in the State. For the State fiscal year ended June 30, 1996, receipts from this source were $11,461 million, an increase of 7.4% from fiscal year 1994-95. The second largest source of State tax receipts is the Motor Fuel Tax. Preliminary data show collections from this source in State fiscal year ending June 30, 1996, were $1,923 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totalled $441.5 million for the State fiscal year ending June 30, 1996. The receipts of corporate income tax for the fiscal year ended June 30, 1996 were $1,162.7 million, an increase of 9.3% from the previous fiscal year. Gross Receipt tax collections for fiscal year 1995-96 totalled $543.3 million, an increase of 6.9% over the previous fiscal year. Documentary stamp tax collections totalled $775.2 million during fiscal year 1995-96, increasing 11.5% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $895.9 million during fiscal year ending June 30, 1996, a 9.5% increase from the previous fiscal year. Severance taxes totalled $77.2 million during fiscal year 1995-96, up 26.1% from the previous fiscal year. In November, 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery. Fiscal year 1995-96 produced ticket sales of $2.07 billion of which education received approximately $788.1 million.


      The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

      Since January 1, 1994, property valuations for homestead property have been subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

      An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994, general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

      The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (1) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994;
(3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995, and was first applicable to State fiscal year 1995-96.

      It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

      The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

      According to the Office of the Comptroller, Department of Banking and Finance of the State, as of February 21, 1996, the State maintains a high bond rating from Moody's Investors Service (Aa2), Standard & Poor's Ratings Group (AA+), and Fitch Investors Service, Inc. (AA) on all of its general obligation bonds. Such ratings may be revised and downgraded at any time by such rating agencies. Outstanding general obligation bonds at June 30, 1996 totalled almost $7.4 billion and were issued to finance capital outlay for educational projects of both local school districts and state universities, environmental protection and highway construction. The State has issued over $805 million of general obligation bonds since July 1, 1996.


                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated June 25, 1993, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

      Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

      On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

      The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

      The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Florida Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

      For the last two fiscal years the Florida Tax-Free Income Fund's portfolio turnover rates were as follows:


            1996. . . . .  88.20%             1997 . . . . .  44.75%


      Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                          FURTHER DESCRIPTION OF SHARES

The Trust is authorized to issue shares of beneficial interest in separate portfolios. Four such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.


      Each Fund's assets and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.


      Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

      Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

      To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the 30% test), and (3) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

      The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

      For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

      Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

      The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

      To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

      All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

      A shareholder of the Florida Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

      The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

      Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                                FLORIDA TAXATION

TAXATION OF THE FUNDS

If the Funds have tax nexus with Florida, such as through the location within Florida of the Trust or Funds' activities or those of their advisers, then the Florida Funds will be subject to Florida corporate income tax. In addition, if the Funds' intangible assets have a taxable situs in Florida, then the Funds will be subject to Florida's intangible personal property tax. The Funds intend to operate so as not to be subject to Florida taxation.

TAXATION OF THE SHAREHOLDERS

Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Dividends and distributions of investment income and capital gains by the Funds will be subject to the Florida corporate income tax. Accordingly, investors in the Funds, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.


      Florida imposes a tax on intangible personal property owned by Florida residents. Shares in the Funds constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Funds will be subject to the Florida intangible personal property tax. Florida provides an exemption for shares in an investment fund if the Fund's portfolio of assets consists solely of assets exempt from the Florida intangible personal property tax. Assets exempt from the Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U.S. Government, its agencies, and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash.

      The Funds received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Funds' assets consist solely of assets exempt from the Florida intangible personal property tax, shares of the Funds owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. If shares of the Funds are subject to the Florida intangible personal property tax, because less than 100% of the Funds' assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the NAV of a share of the Funds that is attributable to obligations of the U.S. Government will be exempt from taxation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.


Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustee
Age: 50

President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Director, Chairman, President, and Chief Executive Officer, USAA Financial Planning Network, Inc. (1/97-present); Director, Vice Chairman, Executive Vice President, and Chief Operating Officer, USAA Financial Planning Network, Inc. (9/96-1/97); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis also serves as a Trustee and Chairman of the Board of Trustees of USAA Investment Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Trustee, President and Vice Chairman of the Board of Trustees
Age: 55

Chief Executive Officer, IMCO (10/93-present); President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee and Vice Chairman of the Board of Trustees of USAA Investment Trust, as President, Director and Vice Chairman of the Boards of Directors of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc. and USAA Shareholder Account Services, as Director of USAA Life Insurance Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 62

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Trustee and Vice President of USAA Investment Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Trustee
Age: 52

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Trustee
Age: 62

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Trustee
Age: 51

Manager, Statistical Analysis Section, Southwest Research Institute (8/75-present). Dr. Mason serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Trustee
Age: 54

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 49

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA Investment Trust, USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc., and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 47

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr. Ciccone serves as Assistant Secretary of USAA Investment Trust, USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 52

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92- 10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92). Mrs. Kirk serves as Treasurer of USAA Investment Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc. and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 38

Executive Director, Mutual Fund Accounting, IMCO (10/95-present); Director, Mutual Fund Accounting, IMCO (12/94-10/95); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA Investment Trust, and USAA Tax Exempt Fund, Inc.
---------------

1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

      Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

      In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Harry W. Miller, Senior Vice President, Investments (Equity); Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Trustees, officers and managerial level employees of the Trust or its Manager.

      The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 1997.

  Name                                 Aggregate             Total Compensation
   of                               Compensation                from the USAA
Trustee                             From the Trust           Family of Funds (b)
-------                             --------------           ------------------
George E. Brown*                     $   5,370                   $  25,600
Robert G. Davis                           None (a)                     None (a)
Barbara B. Dreeben                       7,605                      36,600
Howard L. Freeman, Jr.                   7,605                      36,600
Robert L. Mason*                         2,235                      11,000
Michael J.C. Roth                         None (a)                     None (a)
John W. Saunders, Jr.                     None (a)                     None (a)
Richard A. Zucker                        7,605                      36,600
----------------

* Effective January 1, 1997, Robert L. Mason replaced George E. Brown as a Trustee on the Board of Trustees. Mr. Brown retired on December 31, 1996.

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(b) At March 31, 1997, the USAA Family of Funds consisted of four registered investment companies offering 33 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

      All of the above Trustees are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 1997, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

      The Trust knows of no one person who, as of June 30, 1997, held of record or owned beneficially 5% or more of either Fund's shares.


                               THE TRUST'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, organized in May 1970, has served as investment adviser and underwriter for USAA State Tax-Free Trust from its inception.


      In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc. and USAA Life Investment Trust. As of the date of this SAI, total assets under
management  by  the  Manager  were   approximately   $35   billion,   of  which
approximately $20 billion were in mutual fund portfolios.


ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under MANAGEMENT OF THE TRUST in the Prospectus. Management fees are computed and accrued daily and payable monthly.

      Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions (if any), expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, cost of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Trustees who are not interested persons (not affiliated) of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.


      The Advisory Agreement will remain in effect until June 25, 1998, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

      From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's expenses to .50% of its ANA until August 1, 1998, and will reimburse the Funds for all expenses in excess of the limitations.


      For the last three fiscal years, management fees were as follows:



                                      1995          1996           1997
                                      ----          ----           ----
Florida Tax-Free Income Fund        $158,406      $239,649       $322,603
Florida Tax-Free Money Market Fund  $187,847      $256,697       $301,693


      Because the Funds' expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive management fees to which it would have been entitled as follows:

                                      1995         1996            1997
                                      ----         ----            ----
Florida Tax-Free Income Fund        $104,638      $96,718        $54,750
Florida Tax-Free Money Market Fund  $ 90,717      $85,352        $56,434

UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26.00 per account. The fee is subject to change at any time.

      The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest on the Trust's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

FINANCIAL STATEMENTS


The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1997, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. The Manager will deliver a copy of the Annual Report free of charge with each SAI requested.


                         CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under PERFORMANCE INFORMATION in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Florida Tax-Free Income Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)N = ERV

    Where:     P  =   a hypothetical initial payment of $1,000
               T  =   average annual total return
               n  =   number of years
            ERV   =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

      The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.


      The date of commencement of operations for the Florida Tax-Free Income Fund was October 1, 1993. The Fund's average annual total returns for the following periods ended March 31, 1997 were:

        1 year . . . .  6.51%             Since inception . . . .  3.45%


YIELD

The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation. The 30- day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2 left [ left ({a-b} over cd + 1 right)^6 - 1 right]

       Where:  a  =   dividends and interest earned during the period
               b  =   expenses accrued for the period (net of reimbursement)
               c  =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
               d  =   the maximum offering price per share on the last day of
                      the period

      For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.


      The Fund's 30-day yield for the period ended March 31, 1997 was 5.56%.


YIELD - FLORIDA TAX-FREE MONEY MARKET FUND

When the Florida Tax-Free Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

      The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

      The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

      Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.


                 Yield for 7-day Period ended 03/31/97 was 3.04%
           Effective Yield for 7-day Period ended 03/31/97 was 3.09%


TAX EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Florida Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the Florida Income Fund may advertise performance in terms of a 30-day tax equivalent yield.

      To calculate a tax equivalent yield, the Florida investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the Florida Intangibles Personal Property Tax effect adjusted to reflect the deductibility of the Intangibles Tax from federal income tax.


      The computation of the Florida intangible tax effect is a multi-step process. Since the intangible tax is a tax upon assets, and not income, an investor may reduce his intangibles tax liability by choosing investments that are exempt from the Florida Intangibles Tax. In APPENDIX C, we have provided a table to estimate the effect the intangibles tax may have upon an investor's EMTR. The Florida Intangibles Property Tax effect is determined by the investor's filing status, individual or joint, and the fair market value of intangible assets subject to the intangibles tax. The formula is:

                 Florida Intangible Tax Effect = Intangible Tax
                          Liability / Intangible Assets

      The formula for computing the EMTR to compare with fully taxable securities subject to both federal income and Florida intangible taxes is:

           EMTR = Federal Marginal Tax Rate + [Florida Intangible Tax
                     Effect x (1-Federal Marginal Tax Rate)]


      The tax equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 36.08% is 63.92%, that is (1.00-0.3608= 0.6392).

                    Tax Equivalent Yield = Tax Exempt Yield /
                        (1-Effective Marginal Tax Rate)


      Based on a federal marginal tax rate of 36% and intangible assets of $300,000 filing jointly, the tax equivalent yields for the Florida Tax-Free Income and Florida Tax-Free Money Market Funds for the period ended March 31, 1997 were 8.70% and 4.76%, respectively. See APPENDIX C for tax equivalent yield table.


              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

      The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

      The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

RATINGS

EXCERPTS FROM MOODY'S BOND (TAX-EXEMPT SECURITIES) RATINGS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: THOSE BONDS IN THE AA, A, AND BAA GROUPS WHICH MOODY'S BELIEVES POSSESS THE STRONGEST INVESTMENT ATTRIBUTES ARE DESIGNATED BY THE SYMBOLS AA1, A1, AND BAA1.

EXCERPTS OF MOODY'S RATINGS OF SHORT-TERM LOANS (STATE AND TAX-EXEMPT NOTES):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

EXCERPTS OF MOODY'S RATING OF COMMERCIAL PAPER:


Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          o  Leading market positions in well-established industries.
          o  High rates of return on funds employed.
          o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
          o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

EXCERPTS FROM S&P'S BOND RATINGS:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

EXCERPTS OF S&P'S RATINGS OF TAX-EXEMPT NOTES:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

EXCERPTS OF S&P'S RATING OF COMMERCIAL PAPER:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

EXCERPTS OF FITCH'S RATINGS OF BONDS:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A         Bonds  considered to be investment  grade and of high credit  quality.
          The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


PLUS (+) AND MINUS (-): PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

EXCERPTS OF FITCH'S RATINGS TO COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND TAX-EXEMPT NOTES:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


EXCERPTS FROM DUFF & PHELPS LONG-TERM RATING SCALE:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

EXCERPTS FROM DUFF & PHELPS COMMERCIAL PAPER RATING SCALE:


D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


IBCA INC.

A1        Obligations  supported by the highest  capacity for timely  repayment.
          Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


A2 Obligations supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3        Obligations  supported by an adequate  capacity for timely  repayment.
          Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.


C Obligations for which there is a high risk of default or which are currently in default.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

      Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper which covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL WORLD, a monthly magazine which may periodically review mutual fund companies.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC/DONOGHUE'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC USA, Inc.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, a national association of the American Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper which covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

MUTUAL FUND MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

      In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. Each Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The Florida Tax-Free Income Fund will be compared to funds in Lipper's Florida tax-exempt bond funds category, and the Florida Tax-Free Money Market Fund to funds in Lipper's Florida short-term tax-exempt bond funds category. Footnotes in advertisements and other sales literature will include the time period as applicable for any rankings used.

      For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

 - Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

 - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

      Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                  APPENDIX C - TAXABLE EQUIVALENT YIELD TABLES

                            FEDERAL INCOME TAX RATES
                  (INCLUDES EFFECT OF FLORIDA INTANGIBLES TAX)


Assuming a Federal
Marginal Tax Rate of:               28%          31%          36%         39.6%
and Assuming a Florida
Intangibles Tax Effect of: *      0.12%        0.12%        0.12%         0.12%
The Effective Marginal
Tax Rate would be:           28.09% (a)   31.08% (b)   36.08% (c)    39.67% (d)


To Match a Double
Tax Free Yield of:        A Fully Taxable Investment Would Have to Pay You:

2.00%                    2.78%          2.90%          3.13%          3.31%
3.00%                    4.17%          4.35%          4.69%          4.97%
4.00%                    5.56%          5.80%          6.26%          6.63%
5.00%                    6.95%          7.25%          7.82%          8.29%
6.00%                    8.34%          8.70%          9.38%          9.94%
7.00%                    9.73%         10.16%         10.95%         11.60%
-----------

* Assumes an investor, filing jointly, with $300,000 in intangible assets. See the following table.

(a)  FEDERAL RATE OF 28% + (FLORIDA INTANGIBLES TAX EFFECT OF .12% x (1 - 28%))

(b)  FEDERAL RATE OF 31% + (FLORIDA INTANGIBLES TAX EFFECT OF .12% x (1 - 31%))

(c)  FEDERAL RATE OF 36% + (FLORIDA INTANGIBLES TAX EFFECT OF .12% x (1 - 36%))

(d)  FEDERAL  RATE OF 39.6% +  (FLORIDA  INTANGIBLES  TAX  EFFECT OF .12% x (1 -
     39.6%))

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXEMPLARY RATES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

THE ABOVE TABLE ALSO INCLUDES THE EFFECT OF THE INTANGIBLES TAX. YOUR ACTUAL RATE WILL VARY DEPENDING ON YOUR FILING STATUS AND THE TOTAL AMOUNT OF YOUR INTANGIBLES SUBJECT TO THE FLORIDA TAX. SHAREHOLDERS OF EITHER FLORIDA FUND WILL HAVE THE POTENTIAL BENEFIT OF OWNING SHARES IN A FUND THE VALUE OF WHICH IS EXEMPT FROM THE FLORIDA INTANGIBLES TAX.

THE FOLLOWING TABLE CALCULATES THE ESTIMATED INTANGIBLE TAX LIABILITY AS A PERCENTAGE OF INTANGIBLE ASSETS.



                                    Florida Intangible Tax Rate Effect

     Intangible Assets               Individual                 Joint
            $100,000                   0.08%                    0.06%
            $200,000                   0.14%                    0.08%
            $300,000                   0.16%                    0.12%
            $400,000                   0.17%                    0.14%
            $500,000                   0.18%                    0.15%
            $600,000                   0.18%                    0.16%
            $700,000                   0.18%                    0.17%
            $800,000                   0.19%                    0.17%
            $900,000                   0.19%                    0.17%
          $1,000,000                   0.19%                    0.18%
          $2,000,000                   0.19%                    0.19%
          $5,000,000                   0.20%                    0.20%

The table uses the methodology from the State of Florida's 1996 Intangible Tax Return's "Tax Calculation Worksheet" to calculate the intangible tax liability as a percentage of intangible assets.

                       APPENDIX D - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

      This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

      While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

      As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


                         HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods

                                  Market Trend
               -----------------------------------------------------------------

                            Down                    Up              Mixed
               -----------------------------------------------------------------
               Share     Shares       Share       Shares      Share    Shares
Investment     Price     Purchased    Price       Purchased   Price    Purchased
               -------------------    ---------------------   ------------------
   $100           10       10           6          16.67        10      10
    100            9       11.1         7          14.29         9      11.1
    100            8       12.5         7          14.29         8      12.5
    100            8       12.5         9          11.1          9      11.1
    100            6       16.67       10          10           10      10
   ----           --       ----        --          ----        ---      ---
   $500        ***41       62.77    ***39          66.35     ***46      54.7
              *Avg. Cost:  $7.97       *Avg. Cost: $7.54   *Avg. Cost:  $9.14
                           -----                   -----                -----
          **Avg. Price:    $8.20      **Avg. Price:$7.80  **Avg Price:  $9.20
                           -----                   -----                -----


  * Average Cost is the total amount invested divided by number of shares purchased.

 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.



22735-0897

                                     Part B




                   Statement of Additional Information for the

                            Texas Tax-Free Income and
                        Texas Tax-Free Money Market Funds

[UAAA EAGLE LOGO]



      USAA STATE                                         STATEMENT OF
      TAX-FREE                                           ADDITIONAL INFORMATION
      TRUST                                              August 1, 1997


--------------------------------------------------------------------------------

                            USAA STATE TAX-FREE TRUST
                                   TEXAS FUNDS


USAA STATE TAX-FREE TRUST (the Trust) is a registered investment company offering shares of four no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (collectively, the Funds or the Texas Funds). Each Fund is classified as diversified and has a common investment objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus for the Texas Funds dated August 1, 1997, by writing to USAA State Tax-Free Trust, 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Prospectus.


--------------------------------------------------------------------------------


                                TABLE OF CONTENTS



        PAGE
           2   Valuation of Securities
           2   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           5   Investment Restrictions
           6   Special Risk Considerations
          10   Portfolio Transactions
          11   Further Description of Shares
          12   Certain Federal Income Tax Considerations
          13   Trustees and Officers of the Trust
          16   The Trust's Manager
          17   General Information
          17   Calculation of Performance Data
          19   Appendix A - Tax-Exempt Securities and Their Ratings
          22   Appendix B - Comparison of Portfolio Performance
          24   Appendix C - Taxable Equivalent Yield Table
          25   Appendix D - Dollar-Cost Averaging

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.


      A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


      The investments of the TEXAS TAX-FREE INCOME FUND are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

      The value of the TEXAS TAX-FREE MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

      The valuation of the Texas Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

      The Board of Trustees has established procedures designed to stabilize the Texas Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

      The Board of Trustees may cause the redemption of an account with a total value of less than $500 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to the last known address of the shareholder.

      The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.


      For the mutual  protection  of the investor  and the Funds,  the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.


REDEMPTION BY CHECK

Shareholders in the Texas Tax-Free Money Market Fund may request that checks be issued for their account. Checks must be written in the amount of at least $250.

      Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.


      When a check is presented to USAA Shareholder Account Services (Transfer Agent) for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

      The Transfer Agent will return to the shareholder checks paid during the month by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.


      The Trust reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

      The Trust, the Transfer Agent and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                                INVESTMENT PLANS

The following investment plans are made available by the Trust to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES


INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments), an income-producing investment, or an account with a participating financial institution.


AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

      Participation in these systematic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX D.

SYSTEMATIC WITHDRAWAL PLAN

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a NAV of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.


      Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.


      Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

      Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return. Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The section captioned INVESTMENT OBJECTIVES AND POLICIES in the Prospectus describes the fundamental investment objectives and the investment policies applicable to each Fund and the following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

      With respect to obligations held by the Texas Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

      The Texas Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

OTHER POLICIES

Each Fund may lend its securities and engage in short sells against the box. The Texas Tax-Free Income Fund may also invest in options, financial futures contracts and options on financial futures contracts. However, the Funds do not intend to engage in any of these practices during the coming year without first supplying further information in the Prospectus.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for and are applicable to each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
      Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the State of Texas or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

(2) Borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

(3) Purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the Texas Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

(4)   Issue senior securities, except as permitted under the 1940 Act;

(5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

(7) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(8) Purchase or sell commodities or commodities contracts except that the Texas Tax-Free Income Fund may invest in financial futures contracts, options thereon and similar instruments.

ADDITIONAL RESTRICTIONS


The following restrictions are not considered to be fundamental policies of the Funds. The Trust's Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.


Neither Fund will:

(1) Pledge, mortgage or hypothecate its assets to any extent greater than 33 1/3% of the value of its total assets;

(2) Purchase or retain securities of any issuer if any officer or Trustee of the Trust or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Trustees of the Trust and Manager together own more than 5% of the securities of that issuer;

(3) The Texas Tax-Free Income Fund may not invest more than 15% of the value of its net assets and the Texas Tax-Free Money Market Fund may not invest more than 10% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days);

(4) Purchase securities on margin or sell securities short except that a Fund may obtain short-term credits necessary for the clearance of securities transactions and make short sales against the box; for purposes of the restriction the deposit or repayment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

(5) Purchase securities of other investment companies except to the extent permitted by applicable law;

(6) Purchase or sell puts, calls, straddles or spreads or any combination thereof, except to the extent permitted by applicable law; or

(7)   Purchase   interests  in  oil,  gas,  or  other  mineral   exploration  or
      development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas.

                           SPECIAL RISK CONSIDERATIONS

The following only highlights some of the more significant financial trends and budget information affecting the State of Texas, and is based on information drawn from official statements and prospectuses relating to various securities offerings by the State of Texas, its agencies and instrumentalities, as available on the date of this SAI. The Trust has not independently verified this information. The historical data and trends discussed in this section are not intended to be exhaustive or to predict future events or trends. There can be no assurance that past trends will continue or that there will be an absence of material adverse changes subsequent to the date of this SAI.

      Because the Texas Funds concentrate their investments in a specific state, there are risks associated with investment in the Funds which would not exist if the Funds' investments were more widely diversified. These risks include the possible enactment of new legislation in the State which could affect State and/or municipal obligations, economic factors which could affect these obligations, and varying levels of supply and demand for state and municipal obligations.

      STATE DEBT. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (1) debt created to supply deficiencies in revenues which do not total more than $200,000 at any time, and (2) debt to repel invasion, suppress insurrection, defend the State in war, or pay existing debt. In addition, the Texas Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, however, since Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State of Texas and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Constitution. Certain short term obligations, like the Tax and Revenue Anticipation Notes issued by the Treasurer of the State of Texas, which mature within the biennial budget period in which they are issued (discussed below in more detail), are not deemed to be "debt" within the meaning of the Texas Constitution.


      Voters in the State have from time to time by constitutional amendment authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the
authorized   indebtedness  may  not  be  issued  without  the  approval  of  the
Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action. Various State agencies have the authority to issue general obligation bonds. Texas voters have also adopted a constitutional amendment which authorizes the Water Development Board to incur unlimited contractual obligations to the United States for the acquisition and development of water storage facilities in reservoirs constructed by the United States. These contractual obligations are declared by the Constitution to constitute general obligations of the State. Texas voters have also authorized the governing bodies of certain public colleges and universities to issue bonds payable from certain appropriations required by the Constitution, without limitation as to principal amount, except that the debt service on such bonds may not exceed 50% of the amount appropriated each year.


      Credit ratings on State debt are dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenue in the annual State budget and the ability to maintain the amount of authorized debt within the range of affordability.


      OUTSTANDING DEBT SUMMARY. Texas had a total of approximately $11.4 billion in State bonds outstanding on August 31, 1996, up from $10.4 billion on August 31, 1995. This figure includes commercial paper and variable rate notes; however, it does not include short-term debt issued for cash management purposes (described below). Approximately $4.99 billion of Texas' total state debt outstanding on August 31,

1996, carries the general obligation pledge of the State. These bonds carry a constitutional pledge of the full faith and credit of the State to pay off the bonds if pledged revenues are insufficient. The remaining debt, non- general obligation debt, is dependent only on the revenue stream of a particular program or an appropriation from the Legislature. General obligation and non-general obligation bonds that depend on general revenue for debt service are classified as "not self-supporting" for purposes of this disclosure. "Not self-supporting" bonds outstanding totaled approximately $3 billion of total State bonds outstanding as of the end of August 1996. Debt service on "self-supporting" bonds (both general obligation and non-general obligation bonds) is paid from sources outside the State's general revenue fund or outside State government entirely. Self-supporting bonds, therefore, do not put direct pressure on State finances.

      During fiscal 1996, State agencies and institutions of higher education issued $2.6 billion in bonds, including $1.3 billion in new money bonds (not including commercial paper) and $1.3 billion in refunding bonds. New money bond issues raise additional funds and add to the State's outstanding debt, while refunding bonds, generally, replace bonds issued previously. Texas State agencies and institutions of higher education plan to issue approximately $1.5 billion in bonds and commercial paper during fiscal year 1997. Of this amount, $293 million is anticipated to be not self-supporting. Approximately $1.2 billion will be issued to finance projects or programs and approximately $207 million will be issued to refund existing debt.

      As of August 31, 1996, Texas had approximately $5.9 billion in authorized but unissued bonds. Approximately $3.7 billion or 58% of these authorized but unissued bonds would be State general obligation debt. About $1.4 billion or 17% of the total authorized but unissued bonds would require the payment of debt service from general revenue. The remainder are designed to be self-supporting through program revenues.

      GENERAL OBLIGATION DEBT. Much of the outstanding bond indebtedness of the State is designed to be self-supporting, even though the full faith and credit of the State is pledged for its payment. Revenues from land and housing programs are expected to be sufficient to pay principal and interest on all outstanding Veterans Land Board bonds. The majority of the bonded indebtedness of the Texas Water Development Board is self-supporting to the extent that all funds provided from payments on obligations of political subdivisions for water projects are applied to such bonded indebtedness in an effort to avoid resorting to appropriated funds; such revenues have been sufficient to pay the principal and interest on such bonds since fiscal year 1980. The remaining portion of the Water Development Board's debt is for the Economically Distressed Areas Program. These bonds do not depend totally on the State's general revenue for debt service; however, approximately 90% of the bonds issued may be used for grants. Revenues from student loans are pledged to pay the principal and interest on the outstanding bonds of the Texas Higher Education Coordinating Board. Revenues from park entrance fees and other income have been sufficient to pay principal and interest on the outstanding bonds of the Texas Parks and Wildlife Department.


      The general obligation bonds that have been issued by the Texas Public Finance Authority and the Texas National Research Laboratory Commission are not self-supporting. All debt service on these bonds is paid from the State's general revenue fund. The higher education constitutional bonds are not explicitly a general obligation or full faith and credit bond, but the revenue pledge has the same effect. Debt service is paid from an annual constitutional appropriation to qualified institutions of higher education from the first monies coming into the state treasury that are not otherwise dedicated by the Constitution.


      STATE REVENUE BONDS. The Texas Public Finance Authority (the "TPFA"), and the National Guard Armory Board (the "Armory Board") have authority to issue state-backed lease revenue bonds. Such obligations do not constitute "debt" within the meaning of the Constitution, even though they are payable from rental payments appropriated and made by the State under leases covering the facilities financed with the proceeds of the obligations.


      The Armory Board is authorized to issue bonds, payable solely from rents received with respect to buildings constructed by it and leased to the National Guard without limitation as to amount. Effective January 1, 1992, the TPFA issues bonds on behalf of the Armory Board.


      The  Texas  National  Research  Laboratory   Commission  (the  "Laboratory
Commission")   was  formerly   authorized   to  issue  up  to  $500  million  in
lease-revenue bonds to pay for activities related to a superconducting super space collider research facility. On June 1, 1995, all of the outstanding Laboratory Commission lease revenue bonds issued to provide funding for the super collider project were defeased or redeemed. As of September 1, 1995, the Texas Legislature rescinded the Laboratory Commission's remaining revenue bond authority.

      The TPFA is authorized to issue both lease-revenue bonds to finance the construction, acquisition or renovation of state office buildings and equipment revenue bonds to finance the acquisition of equipment. For the lease-revenue bonds, the authorized amount of debt is equal to 1.5 times the estimated cost of projects that have been approved by the Legislature.

      In addition to the foregoing revenue obligations issued by state entities, additional state programs may be financed with revenue bonds or similar obligations payable from revenues generated by the specific authorized programs, and not from the general revenues of the State or its taxing power. Among the state entities authorized to issue such revenue bonds are the Texas Water Development Board, the Texas Water Resources Finance Authority, the Texas Agricultural Finance Authority, the State Comptroller on behalf of the Texas School Facilities Finance Program, the Texas Department of Housing and Community Affairs, the Texas Department of Commerce, the Texas Turnpike Authority, the Texas Public Finance Authority, the Texas Low-Level Radioactive Waste Disposal Authority and Texas colleges and universities.

      SHORT TERM BORROWING. By statute, the Texas Comptroller of Public Accounts is authorized, to make interfund transfers of surplus cash, excluding constitutionally dedicated revenues, between funds in the Treasury in order to avoid temporary cash deficiencies in the General Revenue Fund. This procedure effectively allows the Comptroller of Public Accounts to borrow against cash balances held in special funds to finance deficiencies in the General Revenue Fund caused by timing differences between cash receipts and cash expenditures. During fiscal 1996 approximately $2.4 billion in Tax and Revenue Anticipation Notes were issued by the Comptroller. The Comptroller is authorized to issue Tax and Revenue Anticipation Notes ("Notes") on behalf of the State under legislation which became effective in October 1986. Under the terms of the legislation, Notes may be issued solely to coordinate the State's cash flow within a fiscal year and must mature and be paid in full during the biennium in which the Notes are issued. Interfund borrowing was not used in fiscal years 1995 and 1996 due to the consolidation of numerous funds into the General Revenue Fund on August 31, 1993. The total amount of Notes issued and interfund borrowing may not exceed 25% of the taxes and revenues to be credited to the State's General Revenue Fund for the fiscal year as forecasted by the Comptroller.

      SOURCES OF REVENUE. As a result of the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's leading source of income in fiscal 1996. Sales tax, which had been the main source of revenue for the previous twelve years prior to fiscal 1993, was second. Licenses, fees, fines and penalties were the third largest revenue source to the State in fiscal 1995. Motor fuels taxes and motor vehicle sales/rental taxes were the State's fourth and fifth largest revenue sources. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation.

      There can be no assurance that the State will not face budget gaps, decreases in revenues or deficits in future years resulting from a disparity between tax or other revenues projected and the spending required to maintain State programs and debt service at current levels. Furthermore, the State is a party to numerous lawsuits in which an adverse decision could require extraordinary and unbudgeted expenditures. Notwithstanding the foregoing, the State of Texas finished fiscal year 1996 with a $2.3 billion positive cash balance in the General Revenue Fund. This was the ninth consecutive year that Texas has ended a fiscal year with a positive balance in the General Revenue Fund.

      LIMITATIONS ON TAXING POWER. The Constitution prohibits the State of Texas from levying ad valorem taxes on property for general revenue purposes. The Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitations if it finds, by a majority vote of both houses, that an emergency exists. The Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in personal income.


      APPROPRIATIONS AND BUDGETING. The Constitution requires an appropriation for any funds to be drawn out of the Treasury. Certain appropriations are made by the Constitution and do not require further legislative action, although the Legislature frequently makes a parallel appropriation. All other appropriations must be made through a bill passed by the Legislature and approved by the Governor or passed by the Legislature over the Governor's veto. Legislative appropriations are limited by the Constitution to a period of two years. Article III, Section 49a of the Texas Constitution, the so-called "pay-as-you-go" provision, provides that an appropriation from any fund other than the General Revenue Fund is not valid if it exceeds the amount of cash and estimated revenues of the fund from which such appropriation is to be paid. No appropriations that are passed by the Legislature may be sent to the Governor for consideration until the Comptroller of Public Accounts has certified that the amounts appropriated are within the amounts estimated to be available in the affected funds.

      The Governor is authorized by statute to make findings of any facts specified by the Legislature in any appropriations bill as a contingency to the expenditure of funds. Accordingly, the Governor has some minimal discretion to prevent the expenditure of funds, exercisable in situations in which an appropriation made by the Legislature is conditioned upon the occurrence of a given event or the existence of a given fact.

      The Legislature has provided a means of dealing with fiscal emergencies under which the Governor is empowered to authorize expenditures from a general appropriation made by the Legislature specifically for emergencies. The Legislature is not obligated to appropriate any amount for such purpose, but customarily does so. The Governor may not authorize the expenditure of the emergency funds unless a certification is made to the Comptroller of Public Accounts that an emergency and imperative public necessity requiring the use of such funds exists and the Comptroller of Public Accounts determines that no other funds are available for such purpose.

      The Legislature, in the second called session held during the Summer of 1987, enacted a budget execution law which gave the Governor, subject to the review of the Legislative Budget Board, the ability to make changes in legislative appropriations during periods when the Legislature is not in session. The statute was amended in 1991, giving both the Governor and the Legislative Budget Board the authority to make proposals that require a state agency be prohibited from spending an appropriation, or that an agency be obligated to expend an appropriation, or which affect the manner in which part or all of an appropriation made by the Legislature to an agency may be distributed or redistributed. In addition, the Governor or the Legislative Budget Board, upon making a determination that an emergency exists, may propose that an appropriation made to a state agency be transferred to another agency, that an appropriation be retained by the agency but used for a different purpose or that the time when an appropriation is made available to a state agency be changed. Funds which are dedicated by the Constitution may be withheld upon the Governor's or the Legislative Budget Board's proposal, but may not be transferred to other state agencies, except to an agency which is entitled to receive appropriations from those funds under the terms of the Constitution. Federal funds appropriated by the Texas Legislature may be transferred only as permitted by federal law. The Governor's or the Legislative Budget Board's use of the budget execution law is subject to publication and, in certain instances, public hearing requirements. In addition, before the Governor's proposal may be executed, it must be ratified by action of the Legislative Budget Board, or if proposed by the Board, the proposal must be ratified by the Governor.

      Except  under  the  circumstances  set  forth  above,   appropriations  or
adjustments  of   appropriations   may  currently  be  authorized  only  by  the
Legislature.


      PUBLIC SCHOOL FINANCE. In 1984, a group of property-poor school districts and the Mexican-American Legal Defense and Education Fund filed EDGEWOOD V. BYNUM (later Kirby) against the school finance system, challenging the State's school finance system as unconstitutional. In April 1987 State District Judge Harley Clark ruled in favor of the 67 property-poor districts finding the State's public school funding system unconstitutional. Two subsequent school finance plans were drafted by the Texas Legislature in June 1990 and April 1991, but each was declared unconstitutional. In late May 1993, Texas legislators passed Senate Bill 7, which directed the State's 98 wealthiest school districts to choose from among five alternatives for sharing their overall property wealth with other, poorer districts. Judge McCown ordered that the plan be implemented during the 1993-94 school year and, on December 10, 1993, upheld the constitutionality of SB 7. On May 25, 1994, representatives from the property-rich and property-poor districts appealed the case to the Texas Supreme Court.


      The Texas Supreme Court issued its opinion on January 30, 1995. The court upheld all provisions of SB 7 and overturned the lower court's mandate to provide additional funding for school facilities in property-poor districts. The court ruled that convincing evidence of an inability to provide facilities had not been presented, but that the absence of a separate funding source for facilities could cause the court to declare the entire finance system unconstitutional. The court also cautioned of the appearance of a constitutionally-prohibited State ad valorem tax if all districts were forced to tax at the capped value to maintain standards.



      RETIREMENT SYSTEMS. The State of Texas operates three defined-benefit retirement systems: the Teacher Retirement System of Texas ("TRST"), the Employee's Retirement System of Texas ("ERST") and the Judicial Retirement System of Texas ("JRST"). In addition, state employees, except those compensated on a fee basis, are covered under the federal Social Security system. Political subdivisions of the State may voluntarily provide for coverage of their employees under the State's agreement with the federal Social Security Administration.


      TRST and ERST are maintained on an actuarial basis. As of August 31, 1996, the unfunded actuarial liability of TRST was approximately $1,813 million and the overfunded actuarial liability of ERST was approximately $886 million. The period required to amortize the unfunded actuarial liability, given then-current contribution rates, benefits and investment assumptions, was estimated to be
11.3 years in the case of TRST. The TRST fair value of investments, as of August 31, 1996, was $49.6 billion. The ERST fair value of pooled investments as of August 31, 1996, was $13.2 billion. Until recently, JRST was maintained on a pay- as-you-go basis. However, legislation enacted in June 1985, divided JRST into two plans by changing the name of the existing plan and establishing a second, separate plan. The new plan, known as Judicial Retirement System of Texas Plan Two, is to be maintained on an actuarially sound basis and covers individuals who became judicial officers after August 31, 1985. The unfunded actuarial liability of JRST Plan

Two as of August 31, 1996, was $943 thousand. The old plan, now known as the Judicial Retirement System of Texas Plan One, will continue to be maintained on a pay-as-you-go basis and will cover judicial officers who are active on August 31, 1985, or had retired on or before that date.

      Contributions to the retirement systems are made by both the State and covered employees. The Texas Constitution mandates a state contribution rate of not less than 6% or more than 10% of payroll for the ERST and TRST; member contributions may not be less than 6% of payroll. The Legislature, however, may appropriate additional funds as are actuarially determined to be needed to fund benefits authorized by law.

      For the 1996-97 biennium, the Texas Legislature set the State's contribution rates to the retirement systems at the following rates: ERST and TRST at 6% of payroll, and JRST Plan Two at 16.54% of payroll. Member contribution rates are 6% for ERST and JRST Plan Two and 6.4% for TRST.


      As part of the 1985 changes in the State's retirement systems, the Legislature prohibited the implementation of changes in the ERST and TRST systems that would cause the period required to amortize the unfunded actuarial liability of either plan to exceed thirty-one years. Prior to the adoption of these measures, the State had no official limit on the amortization period for unfunded actuarial liability, although the management of both ERST and TRST had adopted an informal policy of limiting the period to thirty years.

      The State's retirement systems were created and are operated pursuant to statutes enacted by the Legislature. The Legislature has the authority to modify these statutes and, accordingly, contribution rates, benefits, benefit levels and such other aspects of each system as it deems appropriate, including the provisions limiting changes that increase the amortization period for unfunded actuarial liability of any plan. The State's retirement systems are not subject to the funding and vesting requirements of the Employee Retirement Income Security Act of 1974, as amended, although Congress has from time to time considered legislation that would regulate pension funds of public bodies.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated June 25, 1993, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

      Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

      On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

      The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

      The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Texas Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.


      For the last two fiscal years the Texas Tax-Free Income Fund's portfolio turnover rates were as follows:

          1996 . . . . . 71.14%                       1997. . . . . 86.17%


      Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                          FURTHER DESCRIPTION OF SHARES

The Trust is authorized to issue shares of beneficial interest in separate portfolios. Four such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.


      Each Fund's assets and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.


      Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

      Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

      To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the 30% test), and (3) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

      The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

      For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

      Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

      The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

      To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

      A shareholder of the Texas Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

      The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

      Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.


Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 50

President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Director, Chairman, President, and Chief Executive Officer, USAA Financial Planning Network, Inc. (1/97-present); Director, Vice Chairman, Executive Vice President, and Chief Operating Officer, USAA Financial Planning Network, Inc. (9/96-1/97); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis also serves as a Trustee and Chairman of the Board of Trustees of USAA Investment Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Trustee, President and Vice Chairman of the Board of Trustees
Age: 55

Chief Executive Officer, IMCO (10/93-present); President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee and Vice Chairman of the Board of Trustees of USAA Investment Trust, as President, Director and Vice Chairman of the Boards of Directors of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc. and USAA Shareholder Account Services, as Director of USAA Life Insurance Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 62

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Trustee and Vice President of USAA Investment Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Trustee
Age: 52

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Trustee
Age: 62

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Trustee
Age: 51

Manager,    Statistical   Analysis   Section,   Southwest   Research   Institute
(8/75-present). Dr. Mason serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Trustee
Age: 54

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee of USAA Investment Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 49

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA Investment Trust, USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc., and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 47

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr. Ciccone serves as Assistant Secretary of USAA Investment Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 52

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92- 10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92). Mrs. Kirk serves as Treasurer of USAA Investment Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc. and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 38

Executive Director, Mutual Fund Accounting, IMCO (10/95-present); Director, Mutual Fund Accounting, IMCO (12/94-10/95); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA Investment Trust, and USAA Tax Exempt Fund, Inc.

----------
1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

      Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.


      In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Harry W. Miller, Senior Vice President, Investments (Equity); Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Trustees, officers and managerial level employees of the Trust or its Manager.


      The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 1997.

 Name                                  Aggregate             Total Compensation
  of                                 Compensation              from the USAA
Trustee                             from the Trust           Family of Funds (b)
--------                            -----------------        -------------------
George E. Brown*                        $  5,370                  $  25,600
Robert G. Davis                             None (a)                   None (a)
Barbara B. Dreeben                         7,605                     36,600
Howard L. Freeman, Jr.                     7,605                     36,600
Robert L. Mason*                           2,235                     11,000
Michael J.C. Roth                           None (a)                   None (a)
John W. Saunders, Jr.                       None (a)                   None (a)
Richard A. Zucker                          7,605                     36,600
----------------
* Effective January 1, 1997, Robert L. Mason replaced George E. Brown as a Trustee on the Board of Trustees. Mr. Brown retired on December 31, 1996.

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(b) At March 31, 1997, the USAA Family of Funds consisted of four registered investment companies offering 33 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

      All of the above Trustees are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of July 11, 1997, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

      As of July 11, 1997, USAA and its affiliates owned 194,890 shares (3.7%) of the Texas Tax-Free Money Market Fund and no shares of the Texas Tax-Free Income Fund.

      The following table identifies all persons, who as of July 11, 1997, held of record or owned beneficially 5% or more of either Fund's shares.

                                 Name and address
Title of Class                 of beneficial owner           Percent of class
---------------------          ----------------------        ----------------

 Texas Tax-Free Money          Miriam F. Schweers                   7%
    Market Fund                Carl A. Schweers
                               1240 E. Sunshine Dr.
                               San Antonio, TX  78228-2944


                               THE TRUST'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, organized in May 1970, has served as investment adviser and underwriter for USAA State Tax-Free Trust from its inception.


      In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc. and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $35 billion, of which approximately $20 billion were in mutual fund portfolios.


ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under MANAGEMENT OF THE TRUST in the Prospectus. Management fees are computed and accrued daily and payable monthly.

      Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions (if any), expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, cost of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Trustees who are not interested persons (not affiliated) of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.


      The Advisory Agreement will remain in effect until June 25, 1998, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

      From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA until August 1, 1998, and will reimburse the Funds for all expenses in excess of the limitations.

      For the last three fiscal years, management fees were as follows:

                                         1995*        1996         1997
                                         -----        ----         ----
Texas Tax-Free Income Fund              $13,843      $35,729     $47,582
Texas Tax-Free Money Market Fund        $11,156      $22,664     $25,483
--------------
* For the eight-month period ended March 31, 1995.

      Because the Funds' expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive any management fees for the last three fiscal years. In addition, for 1995, 1996, and 1997, the Manager did not receive reimbursement for other operating expenses to which it would have been entitled in the amounts of $38,724, $47,505, and $32,878, respectively, from the Texas Tax-Free Income Fund and $36,396, $46,368, and $39,351, respectively, from th Texas Tax-Free Money Market Fund.


UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26.00 per account. The fee is subject to change at any time.

      The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest on the Trust's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

FINANCIAL STATEMENTS


The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1997, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. The Manager will deliver a copy of the Annual Report free of charge with each SAI requested.


                         CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under PERFORMANCE INFORMATION in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.


TOTAL RETURN

The Texas Tax-Free Income Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)N = ERV

   Where:      P  =   a hypothetical initial payment of $1,000
               T  =   average annual total return
               n  =   number of years
            ERV   =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

      The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.


      The date of commencement of operations for the Texas Tax-Free Income Fund was August 1, 1994. The Fund's average total returns for the following periods ended March 31, 1997 were:

      1 year . . . . . 7.06%                Since inception . . . . . 8.32%


YIELD

The Texas Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation. The 30- day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2 left [ left ({a-b} over cd + 1 right)^6 - 1 right]


   Where:      a  =   dividends and interest earned during the period
               b  =   expenses accrued for the period (net of reimbursement)
               c  =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
               d  =   the maximum offering price per share on the last day of
                      the period

      For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.


      The Fund's 30-day yield for the period ended March 31, 1997 was 5.56%.


YIELD - TEXAS TAX-FREE MONEY MARKET FUND


When the Texas Tax-Free Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.


      The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

      The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

      Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.


                 Yield for 7-day Period ended 3/31/97 was 3.13%
            Effective Yield for 7-day Period ended 3/31/97 was 3.18%


TAX EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Texas Tax-Free Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the Texas Tax-Free Income Fund may advertise performance in terms of a 30-day tax equivalent yield.

      To calculate a tax equivalent yield, the Texas investor must know his federal marginal income tax rate. The tax equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the federal marginal tax rate. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36= 0.64).

                        Tax Equivalent Yield = Tax Exempt
                     Yield / (1- Federal Marginal Tax Rate)


      Based on federal marginal tax rate of 36.0%, the tax equivalent yields for the Texas Tax-Free Income and Texas Tax-Free Money Market Funds for the period ended March 31, 1997 were 8.69% and 4.89%, respectively.


              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

      The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

      The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

RATINGS

EXCERPTS FROM MOODY'S BOND (TAX-EXEMPT SECURITIES) RATINGS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations,( i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: THOSE BONDS IN THE AA, A, AND BAA GROUPS WHICH MOODY'S BELIEVES POSSESS THE STRONGEST INVESTMENT ATTRIBUTES ARE DESIGNATED BY THE SYMBOLS AA1, A1, AND BAA1.

EXCERPTS OF MOODY'S RATINGS OF SHORT-TERM LOANS (STATE AND TAX-EXEMPT NOTES):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

EXCERPTS OF MOODY'S RATING OF COMMERCIAL PAPER:


Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:


            o   Leading market positions in well-established industries.
            o   High rates of return on funds employed.
            o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
            o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
            o Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


EXCERPTS FROM S&P'S BOND RATINGS:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

EXCERPTS OF S&P'S RATINGS OF TAX-EXEMPT NOTES:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2    Satisfactory   capacity  to  pay  principal  and  interest,   with  some
        vulnerability to adverse financial and economic changes over the term of the notes.

EXCERPTS OF S&P'S RATING OF COMMERCIAL PAPER:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2     Capacity  for  timely  payment  on  issues  with  this   designation  is
        satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

EXCERPTS OF FITCH'S RATINGS OF BONDS:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


PLUS (+) AND MINUS (-): PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

EXCERPTS OF FITCH'S RATINGS TO COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND TAX-EXEMPT NOTES:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


EXCERPTS FROM DUFF & PHELPS LONG-TERM RATING SCALE:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

EXCERPTS FROM DUFF & PHELPS COMMERCIAL PAPER RATING SCALE:


D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
          Risk factors are small.


THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


TBW-3 The lowest investment grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

IBCA INC.

A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


A2 Obligations supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3 Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.


C Obligations for which there is a high risk of default or which are currently in default.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

      Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper which covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL WORLD, a monthly magazine which may periodically review mutual fund companies.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC/DONOGHUE'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC USA, Inc.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, a national association of the American Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper which covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

MUTUAL FUND MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

      In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. Each Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The Texas Tax-Free Income Fund will be compared to funds in Lipper's Texas tax-exempt bond funds category, and the Texas Tax-Free Money Market Fund to funds in Lipper's Texas short-term tax-exempt bond funds category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

      For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

 - Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

 - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

      Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.


                   APPENDIX C - TAXABLE EQUIVALENT YIELD TABLE

Assuming a Federal
Marginal Tax Rate of:     28%            31%            36%          39.6%

To Match a
Tax Free Yield of:     A Fully Taxable Investment Would Have to Pay You:

     2.00%              2.78%          2.90%          3.13%          3.31%
     3.00%              4.17%          4.35%          4.69%          4.97%
     4.00%              5.56%          5.80%          6.25%          6.62%
     5.00%              6.94%          7.25%          7.81%          8.28%
     6.00%              8.33%          8.70%          9.38%          9.93%
     7.00%              9.72%          10.15%        10.94%         11.59%

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXEMPLARY RATES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

                       APPENDIX D - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

      This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

      While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

      As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


                         HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods

                                  Market Trend
 -------------------------------------------------------------------------------

                            Down                    Up              Mixed
               -----------------------------------------------------------------
               Share     Shares       Share       Shares      Share    Shares
Investment     Price     Purchased    Price       Purchased   Price    Purchased
               -------------------    ---------------------   ------------------
   $100           10       10           6          16.67        10      10
    100            9       11.1         7          14.29         9      11.1
    100            8       12.5         7          14.29         8      12.5
    100            8       12.5         9          11.1          9      11.1
    100            6       16.67       10          10           10      10
   ----           --       ----        --          ----        ---      ---
   $500        ***41       62.77    ***39          66.35     ***46      54.7
              *Avg. Cost:  $7.97       *Avg. Cost: $7.54   *Avg. Cost:  $9.14
                           -----                   -----                -----
          **Avg. Price:    $8.20      **Avg. Price:$7.80  **Avg Price:  $9.20
                           -----                   -----                -----




  * Average Cost is the total amount invested divided by number of shares purchased.


 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.

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                                       26

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

23702-0897

                            USAA STATE TAX-FREE TRUST


PART C.       OTHER INFORMATION
              -----------------

Item 24.      FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Financial Statements:

              Financial  Statements  included in Parts A and B (Prospectuses and
              Statements  of  Additional   Information)  of  this   Registration
              Statement:


                  Financial Statements and Independent Auditors' Report are incorporated by reference to the USAA STATE TAX-FREE TRUST, USAA Florida Funds and USAA Texas Funds Annual Reports to Shareholders for fiscal year ended March 31, 1997.


        (b)   Exhibits:

Exhibit No. Description of Exhibits
----------  -----------------------
      1(a)  Master Trust Agreement dated June 21, 1993 (1)
       (b)  Amendment No. 1 to Master Trust Agreement dated
              September 8, 1993 (1)
       (c)  Amendment No. 2 to Master Trust Agreement dated May 3, 1994 (1)

      2     By-Laws, as amended November 8, 1993 (1)

      3     Voting trust agreement - Not Applicable

      4     Specimen Certificates for Shares of
       (a)  Florida Tax-Free Income Fund (1)
       (b)  Florida Tax-Free Money Market Fund (1)
       (c)  Texas Tax-Free Income Fund (1)
       (d)  Texas Tax-Free Money Market Fund (1)

      5(a)  Advisory Agreement dated June 25, 1993 (1)
       (b) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)

      6(a)  Underwriting Agreement dated June 25, 1993 (1)
       (b) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)

      7     Not Applicable


      8(a)  Custodian Agreement dated June 29, 1993 (1)
       (b) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
       (c)  Subcustodian Agreement dated March 24, 1994 (2)

      9(a)  Transfer Agency Agreement dated June 25, 1993 (1)
       (b) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
       (c) Amendment to Transfer Agency Agreement Fee Schedule dated May 3, 1995 for Florida Tax-Free Money Market Fund (1)
       (d) Amendment to Transfer Agency Agreement Fee Schedule dated May 3, 1995 for Texas Tax-Free Money Market Fund (1)
       (e)  Master Revolving Credit Facility Agreement with USAA Capital
              Corporation dated January 14, 1997 (filed herewith)
       (f)  Master Revolving Credit Facility Agreement with NationsBank of
              Texas dated January 15, 1997 (filed herewith)

     10(a)  Opinion of Counsel (1)
       (b)  Consent of Counsel (filed herewith)

Exhibit No. Description of Exhibits
----------  -----------------------

     11     Independent Auditors' Consent (filed herewith)

     12     Financial statements omitted from prospectuses - Not Applicable

     13     Subscriptions and Investment Letters
       (a)  Florida Bond Fund and Florida Money Market Fund dated
              June 25, 1993 (1)
       (b) Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)

     14     Prototype Plans - Not Applicable

     15     12b-1 Plans - Not Applicable

     16     Schedule for Computation of Performance Quotation (1)

     17     Financial Data Schedules
       (a)  Florida Tax-Free Income Fund (filed herewith)
       (b)  Florida Tax-Free Money Market Fund (filed herewith)
       (c)  Texas Tax-Free Income Fund (filed herewith)
       (d)  Texas Tax-Free Money Market Fund (filed herewith)

     18     Plan Adopting Multiple Classes of Shares - Not Applicable


     19     Powers of Attorney
       (a)  Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk, John
              W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr., and Richard A. Zucker dated June 25, 1993 (1)
       (b)  Power of Attorney for Barbara B. Dreeben dated July 12, 1995 (1)
       (c)  Power of Attorney for Robert G. Davis dated July 9, 1997
              (filed herewith)
       (d)  Power of Attorney for Robert L. Mason dated July 9, 1997
              (filed herewith)


----------------
(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995.


(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996.

Item 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
            -------------------------------------------------------------

            Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Management of the Trust" in the Prospectus and the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

Item 26.    NUMBER OF HOLDERS OF SECURITIES
            -------------------------------


            Set forth below are the number of record holders, as of June 30, 1997, of each class of securities of the Registrant.

               Title of Class                       Number of Record Holders
               --------------                       ------------------------
            Florida Tax-Free Income Fund                      2,056
            Florida Tax-Free Money Market Fund                1,614
            Texas Tax-Free Income Fund                          483
            Texas Tax-Free Money Market Fund                    241


Item 27.    INDEMNIFICATION
            ---------------

            Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

        (a) THE TRUSTEE AND OFFICER LIABILITY POLICY.  This policy covers all
            ----------------------------------------
            losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

        (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST.
            -------------------------------------------------------------------
            Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered

             Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

             Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

             As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
             (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause
             (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
             ----------------------------------------------------

             Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Management of the Trust" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

Item 29.     PRINCIPAL UNDERWRITERS
             ----------------------

        (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Investment Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

        (b)  Following  is  information   concerning  directors  and  executive
             officers of USAA Investment Management Company.


Name and Principal         Position and Offices          Position and Offices
 Business Address            with Underwriter              with Registrant
------------------         --------------------          --------------------

Robert G. Davis            Director and Chairman          Trustee and
9800 Fredericksburg Rd.    of the Board of                Chairman of the
San Antonio, TX  78288     Directors                      Board of Trustees


Michael J.C. Roth          Chief Executive                President, Trustee
9800 Fredericksburg Rd.    Officer, President,            and Vice Chairman
San Antonio, TX  78288     Director, and Vice             of the Board of
                           Chairman of the                Trustees
                           Board of Directors


John W. Saunders, Jr.      Senior Vice President,         Vice President
9800 Fredericksburg Rd.    Fixed Income Investments,      and Trustee
San Antonio, TX  78288     and Director

Harry W. Miller            Senior Vice President,         None
9800 Fredericksburg Rd.    Equity Investments,
San Antonio, TX  78288     and Director



John J. Dallahan           Senior Vice President,         None
9800 Fredericksburg Rd.    Investment Services
San Antonio, TX  78288


Carl W. Shirley            Senior Vice President,         None
9800 Fredericksburg Rd.    Insurance Company Portfolios
San Antonio, TX 78288


Michael D. Wagner          Vice President,                Secretary
9800 Fredericksburg Rd.    Secretary and Counsel
San Antonio, TX  78288

Sherron A. Kirk            Vice President and             Treasurer
9800 Fredericksburg Rd.    Controller
San Antonio, TX  78288

Alex M. Ciccone            Vice President,                Assistant
9800 Fredericksburg Rd.    Compliance                     Secretary
San Antonio, TX  78288

        (c)   Not Applicable

Item 30.      LOCATION OF ACCOUNTS AND RECORDS
              --------------------------------

              The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

                         USAA Investment Management Company
                         9800 Fredericksburg Rd.
                         San Antonio, Texas 78288

                         USAA Shareholder Account Services
                         10750 Robert F. McDermott Freeway
                         San Antonio, Texas 78288

                         State Street Bank and Trust Company
                         1776 Heritage Drive
                         North Quincy, Massachusetts 02171

Item 31.      MANAGEMENT SERVICES
              -------------------

              Not Applicable.

Item 32.      UNDERTAKING
              -----------

              The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

              The Registrant hereby undertakes to provide each person to whom a prospectus is delivered a copy of the Registrant's latest annual report(s) to shareholders upon request and without charge.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio and State of Texas on the 9th day of July, 1997.


                                           USAA STATE TAX-FREE TRUST


                                           /S/ MICHAEL J.C. ROTH
                                           ------------------------------------
                                           Michael J.C. Roth
                                           President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         (Signature)              (Title)                       (Date)



 /S/ ROBERT G. DAVIS          Chairman of the                 July 9, 1997
-------------------------     Board of Trustees
Robert G. Davis



 /S/ MICHAEL J.C. ROTH        Vice Chairman of the            July 9, 1997
-------------------------     Board of Trustees and
Michael J.C. Roth             President (Principal
                              Executive Officer)



 /S/ SHERRON A. KIRK          Treasurer (Principal            July 9, 1997
-------------------------     Financial and
Sherron A. Kirk               Accounting Officer)


 /S/ JOHN W. SAUNDERS, JR.    Trustee                         July 9, 1997
-------------------------
John W. Saunders, Jr.



 /S/ ROBERT L. MASON          Trustee                         July 9, 1997
-------------------------
Robert L. Mason



/S/ HOWARD L. FREEMAN, Jr.    Trustee                         July 9, 1997
------------------------
Howard L. Freeman, Jr.


 /S RICHARD A. ZUDKER         Trustee                         July 9, 1997
------------------------
Richard A. Zucker


 /S/ BARBARA B. DREEBEN       Trustee                         July 9, 1997
-------------------------
Barbara B. Dreeben

                                  EXHIBIT INDEX



EXHIBIT       ITEM                                                 PAGE NO. *
-------       ----                                                 ----------

    1(a)      Master Trust Agreement dated June 21, 1993 (1)
     (b)      Amendment No. 1 to Master Trust Agreement dated
                September 8, 1993 (1)
     (c)      Amendment No. 2 to Master Trust Agreement dated
                May 3, 1994 (1)

    2         By-Laws, as amended November 8, 1993 (1)

    3         Voting trust agreement - Not Applicable

    4         Specimen Certificates for Shares of
     (a)      Florida Tax-Free Income Fund (1)
     (b)      Florida Tax-Free Money Market Fund (1)
     (c)      Texas Tax-Free Income Fund (1)
     (d)      Texas Tax-Free Money Market Fund (1)

    5(a)      Advisory Agreement dated June 25, 1993 (1)
     (b)      Letter Agreement dated May 10, 1994 adding Texas
                Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)

    6(a)      Underwriting Agreement dated June 25, 1993 (1)
     (b)      Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                Income Fund and Texas Tax-Free Money Market Fund (1)

    7         Not Applicable


    8(a)      Custodian Agreement dated June 29, 1993 (1)
     (b)      Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                Income Fund and Texas Tax-Free Money Market Fund (1)
     (c)      Subcustodian Agreement dated March 24, 1994 (2)

    9(a)      Transfer Agency Agreement dated June 25, 1993 (1)
     (b)      Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                Income Fund and Texas Tax-Free Money Market Fund (1)
     (c)      Amendment to Transfer Agency Agreement Fee Schedule dated
                May 3, 1995 for Florida Tax-Free Money Market Fund (1)
     (d)      Amendment to Transfer Agency Agreement Fee Schedule dated
                May 3, 1995 for Texas Tax-Free Money Market Fund (1)
     (e)      Master Revolving Credit Facility Agreement with USAA
                Capital Corporation dated January 14,
                1997 (filed herewith)                                       119
     (f)      Master Revolving Credit Facility Agreement with
                NationsBank of Texas dated January 15,
                1997 (filed herewith)                                       142

   10(a)      Opinion of Counsel (1)
     (b)      Consent of Counsel (filed herewith)                           170

   11         Independent Auditors' Consent (filed herewith)                172


   12         Financial statements omitted from prospectuses - Not
                Applicable

   13         Subscriptions and Investment Letters
     (a)      Florida Bond Fund and Florida Money Market Fund dated
                June 25, 1993 (1)
     (b)      Texas Tax-Free Income Fund and Texas Tax-Free Money Market
                Fund dated May 3, 1994 (1)

                             EXHIBIT INDEX, cont.

EXHIBIT       ITEM                                                  PAGE NO. *
-------       ----                                                  ----------

   14         Prototype Plans - Not Applicable

   15         12b-1 Plans - Not Applicable

   16         Schedule for Computation of Performance Quotation (1)


   17         Financial Data Schedules
     (a)      Florida Tax-Free Income Fund (filed herewith)                 174
     (b)      Florida Tax-Free Money Market Fund (filed herewith)           176
     (c)      Texas Tax-Free Income Fund (filed herewith)                   178
     (d)      Texas Tax-Free Money Market Fund (filed herewith)             180


   18         Plan Adopting Multiple Classes of Shares - Not Applicable


   19         Powers of Attorney
     (a)      Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk,
                John W. Saunders, Jr., George E. Brown, Howard L. Freeman,
                Jr., and Richard A. Zucker dated June 25, 1993 (1)
     (b)      Power of Attorney for Barbara B. Dreeben dated
                July 12, 1995 (1)
     (c)      Power of Attorney for Robert G. Davis dated July 9, 1997
                (filed herewith)                                            182
     (d)      Power of Attorney for Robert L. Mason dated July 9, 1997
                (filed herewith)                                            184


----------------
(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995.


(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996.


-----------------------

 * Refers to sequentially numbered pages